united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Bryan Ashmus

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	10/31

Date of reporting period:	4/30/18

Item 1. Reports to Stockholders.

DANA LARGE CAP EQUITY FUND
DANA SMALL CAP EQUITY FUND

Semi-Annual Report
April 30, 2018

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, WI 53186
(855) 280-9648
www.danafunds.com

Dear Fellow Shareholders,

Enclosed is the Semi-Annual report for the Dana Funds. Following on the heels of a very strong 2017 for the markets, the first fourth months of 2018 were anything but a repeat from what many investors have become accustomed to in the last few years. Volatility, basically non-existent in 2017, made a return in 2018, awakening some investors from their slumber after a prolonged upward trajectory in the stock market. After the dust settled in the first three months of 2018, we saw the first negative quarterly return for the S&P 500® Index (“S&P 500”) in over two years! There were many economic, political and social events for investors to digest in the last six months, some of which were more fluff than others. You can rest assured as you have hired a professional asset manager whose discipline for sticking to a defined investment process and avoiding outside noise has been rewarded over the long term. The fiscal year to date saw good growth as the Dana Funds combined to add approximately $30 million in new assets. We are grateful for all of the support and trust from our fellow shareholders. We welcome your comments and questions, and you may reach us via email at DanaFunds@danainvestments.com.

Economic and Market Recap

The U.S. equity market continued its upward trajectory in the final months of 2017 and into the New Year. The S&P 500 peaked toward the end of January and since then has predominantly moved sideways, albeit with greater volatility in comparison to 2017. Positive factors for the market include a solid economic backdrop, the passage of new U.S. tax legislation, and strong earnings growth driven by top-line acceleration and corporate tax cuts. The S&P 500 returned +3.82% during the six month period ending April 30, 2018.

Investors anticipated the continued upward trajectory in earnings growth and revisions and were willing to pay more for this growth, and Price-to-Earnings multiples expanded. Large cap stocks continued to outperform small cap stocks, as measured by the S&P 500 and the Russell 2000 Indexes, however, the gap was much smaller. This is a significant change from last year when earnings growth and stock performance favored large cap stocks. In terms of investment styles, Growth remained the clear leader versus Value styles. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index by nearly 400 basis points during this six month period. This differential was even more pronounced for small cap stocks. The Russell 2000 Growth Index returned nearly 500 basis points more than the Russell 2000 Value Index.

Year-to-date, investors have reacted with greater caution. A key area of focus is the rise of interest rates in the wake of good economic and job growth reports. Greater political tensions are adding to investor concerns. These include an on-again, off-again North Korean Summit and trade tariffs.

Large Cap Fund Performance

The Dana Large Cap Equity Fund, Institutional Class, returned +3.81%, in line with the +3.82% return for the S&P 500 Index during the six month period ending April 30, 2018. Once again, stock selection was solid over this time period, despite the headwind of Growth strategies outperforming Value strategies. The Dana investment process focuses on companies that exhibit growth at relatively attractive valuations.

Holdings that contributed the most to performance ranged across a variety of sectors and industries. The Energy sector was the second strongest performing sector, and Valero Energy Corporation (VLO) was up over 40%. This refiner’s earnings were strong as supply remained short, driving favorable pricing and margin expansion. In the Consumer Staple sector, Dr. Pepper Snapple Group, Inc. (DPS) rallied over +40% in reaction to the proposed merger by Keurig Green Mountain Company, Inc. The Boeing Company (BA), the global leader in aerospace, was up approximately 30% during this period. BA’s backlog remains robust. PVH Corporation (PVH), a Consumer Discretionary company, and Broadridge Financial Solutions, Inc. (BR), an Information Technology company, round out the top five contributors to returns. Despite the strong performance in Boeing Company (BA), Industrial stocks lagged during

1

this period, driven by poor performance in Owens Corning (OC) and Stanley Black & Decker, Inc. (SWK). These housing-related companies pulled back in the first quarter. Lastly, the Consumer Discretionary was the weakest performing sector. This was almost entirely a result of two companies not owned in the Fund due to their relatively high valuations: Amazon, Inc. (AMZN) and Netflix, Inc. (NFLX).

The Dana Large Cap Equity Fund’s collective holdings have displayed consistent positive earnings growth. Overall, the Dana Large Cap Equity Fund holdings have seen positive earnings revisions to expected future income and revenue projections. We believe the Fund is well positioned for this environment. We are particularly optimistic should Value begin to outperform Growth within the equity market.

Small Cap Fund Performance

The Dana Small Cap Equity Fund, Institutional Class, posted a total return of -1.46%, lagging the +3.27% for the Russell 2000 Index. Quality and Value factors were out of favor this period while Momentum and Growth factors were rewarded. These proved to be headwinds for the Fund. Value simply was not rewarded, and expensive stocks, often those with very high price-to-earnings ratios or stocks with no earnings, outperformed securities with more attractive valuations and better fundamentals.

Several Information Technology holdings detracted from performance. Electronic equipment manufacturers Rogers Corporation (ROG) and Coherent, Inc. (COHR), and software company Progress Software Corporation (PRGS) pressured sector returns. Rogers surprised with strong sales growth that exceeded expectations, but earnings missed estimates on reduced gross margins, and the firm guided EPS downward. Coherent also reported strong sales growth that beat estimates, and management reiterated strength in end markets, yet guided gross margins lower. Progress Software reported a strong quarter, but an activist investor sold their 9% stake, pressuring the stock. Consumer Discretionary and Materials sectors also detracted from performance.

Conversely, holdings in the Industrials and Financials sectors outperformed. TriNet Group, Inc. (TNET) and Universal Insurance Holdings, Inc. (UVE) led those sectors, respectively. The overall top contributors to performance were within the Health Care sector: Sucampo Pharmaceuticals, Inc. (SCMP) and AMN Healthcare Services, Inc. (AMN). Sucampo was acquired by Mallinckrodt (MNK) at a significant premium, and AMN Healthcare, one of the largest health care staffing companies, continues to benefit from favorable trends.

The Dana Small Cap Equity Fund is consistently positioned in stocks with attractive relative valuations and growth prospects that we expect to benefit investors over the long term. As with the Large Cap Fund, we are particularly optimistic should value and quality factors come into focus for investors.

Respectfully submitted,

Mark R. Mirsberger, CPA
Chief Executive Officer – Dana Investment Advisors, Inc.

Duane Roberts, CFA
Portfolio Manager and Director of Equities – Dana Investment Advisors, Inc.

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2018

	Six Months	One Year	Three Year	Five Year	Since Inception (3/1/10)	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	3.81%	15.74%	9.39%	N/A	N/A	11.22%
Investor Class	3.67%	15.45%	9.09%	11.99%	13.82%	N/A
S&P 500® Index(b)	3.82%	13.27%	10.57%	12.96%	13.51%	11.63%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	0.92%	1.17%
With Applicable Waivers	0.74%	0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(b)

The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Large Cap Fund’s prospectus dated February 28, 2018. Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to reimburse or limit its fees and to assume other expenses of the Large Cap Fund until February 28, 2019, so that total annual fund operating expenses does not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Large Cap Fund within three years following the date in which the expense was incurred, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of April 30, 2018 can be found on the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2018

	Six Months	One Year	Since Inception (11/3/15)
Dana Small Cap Equity Fund
Institutional Class	-1.46%	5.96%	5.01%
Investor Class	-1.58%	5.76%	4.72%
Russell 2000® Index(b)	3.27%	11.54%	12.48%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	2.02%	2.27%
With Applicable Waivers	0.95%	1.20%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(b)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Small Cap Fund’s prospectus dated February 28, 2018. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Fund until February 28, 2019, so that total annual fund operating expenses does not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Small Cap Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of April 30, 2018 can be found in the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

April 30, 2018

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of net assets as of April 30, 2018.

5

Fund Holdings (Unaudited)

April 30, 2018

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of net assets as of April 30, 2018.

Availability of Portfolio Schedule (Unaudited)

The Large Cap Fund and the Small Cap Fund (each a “Fund” and collectively the “Funds”) file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available at the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

Dana Large Cap Equity Fund
Schedule of Investments

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 98.80%

	Consumer Discretionary — 12.77%
48,000	Best Buy Company, Inc.	$3,673,440
108,000	Comcast Corporation, Class A	3,390,120
94,000	D.R. Horton, Inc.	4,149,160
22,800	Home Depot, Inc. (The)	4,213,440
22,600	Lear Corporation	4,225,522
25,600	PVH Corporation	4,087,552
32,800	Royal Caribbean Cruises Ltd.	3,548,632
		27,287,866
	Consumer Staples — 7.13%
29,000	Dr. Pepper Snapple Group, Inc.	3,478,840
300	Ingredion, Inc.	36,327
27,000	Kimberly-Clark Corporation	2,795,580
32,600	Philip Morris International, Inc.	2,673,200
55,000	Sysco Corporation	3,439,700
40,000	Tyson Foods, Inc., Class A	2,804,000
		15,227,647
	Energy — 6.10%
35,400	Chevron Corporation	4,428,894
52,200	Exxon Mobil Corporation	4,058,550
41,100	Valero Energy Corporation	4,559,223
		13,046,667
	Financials — 14.99%
16,224	American Express Company	1,602,120
128,000	Bank of America Corporation	3,829,760
22,000	Chubb Ltd.	2,984,740
43,000	Citigroup, Inc.	2,935,610
92,000	Citizens Financial Group, Inc.	3,817,080
23,000	Comerica, Inc.	2,175,340
32,000	JPMorgan Chase & Company	3,480,960
70,000	Morgan Stanley	3,613,400
36,000	Prudential Financial, Inc.	3,827,520
180,000	Starwood Property Trust, Inc.	3,772,800
		32,039,330
	Health Care — 13.75%
44,000	AbbVie, Inc.	4,248,200
23,000	Amgen, Inc.	4,013,040
61,000	Baxter International, Inc.	4,239,500
31,800	Johnson & Johnson	4,022,382
116,000	Pfizer, Inc.	4,246,760

See accompanying notes which are an integral part of these financial statements.

7

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 98.80% — (continued)

	Health Care — 13.75% — (continued)
25,000	Stryker Corporation	$4,235,500
18,500	UnitedHealth Group, Inc.	4,373,400
		29,378,782
	Industrials — 9.58%
13,000	Boeing Company (The)	4,336,280
26,000	Caterpillar, Inc.	3,753,360
78,000	Delta Air Lines, Inc.	4,073,160
52,000	Owens Corning	3,405,480
8,500	Parker-Hannifin Corporation	1,399,270
24,800	Stanley Black & Decker, Inc.	3,511,432
		20,478,982
	Information Technology — 24.38%
4,179	Alphabet, Inc., Class A(a)	4,256,646
27,000	Apple, Inc.	4,462,020
39,000	Broadridge Financial Solutions, Inc.	4,181,190
61,000	CDW Corporation	4,348,690
100,000	Cisco Systems, Inc.	4,429,000
42,000	DXC Technology Company	4,328,520
23,000	Facebook, Inc., Class A(a)	3,956,000
92,000	Intel Corporation	4,749,040
22,400	Lam Research Corporation	4,145,344
23,600	MasterCard, Inc., Class A	4,207,172
46,600	Microsoft Corporation	4,358,032
10,000	Oracle Corporation	456,700
46,000	TE Connectivity Ltd.	4,220,500
		52,098,854
	Materials — 2.81%
300	Albemarle Corporation	29,088
25,700	Packaging Corporation of America	2,973,233
67,000	Steel Dynamics, Inc.	3,002,270
		6,004,591
	Real Estate — 2.64%
20,000	American Tower Corporation, Class A	2,727,200
45,000	Prologis, Inc.	2,920,950
		5,648,150
	Telecommunication Services — 1.79%
58,000	AT&T, Inc.	1,896,600
32,000	T-Mobile US, Inc.(a)	1,936,320
		3,832,920

8

See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 98.80% — (continued)

	Utilities — 2.86%
122,000	CenterPoint Energy, Inc.	$3,090,260
76,000	Exelon Corporation	3,015,680
		6,105,940
	Total Common Stocks (Cost $178,182,511)	211,149,729

MONEY MARKET FUNDS — 2.34%

5,002,774	Federated Government Obligations Fund - Institutional Class, 1.58%(b)	5,002,774
	Total Money Market Funds (Cost $5,002,774)	5,002,774

	Total Investments — 101.14% (Cost $183,185,285)	216,152,503

	Liabilities in Excess of Other Assets — (1.14)%	(2,432,479)

	NET ASSETS — 100.00%	$213,720,024

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

See accompanying notes which are an integral part of these financial statements.

9

Dana Small Cap Equity Fund
Schedule of Investments

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 99.03%

	Consumer Discretionary — 11.61%
6,719	Big Lots, Inc.	$285,222
3,939	Columbia Sportswear Company	326,976
2,770	LCI Industries	263,981
2,770	Lithia Motors, Inc., Class A	265,532
9,933	Marcus Corporation (The)	296,003
2,106	Marriott Vacations Worldwide Corporation	258,217
3,914	TopBuild Corporation(a)	311,946
4,706	Weight Watchers International, Inc.(a)	329,655
		2,337,532
	Consumer Staples — 2.31%
5,963	Central Garden & Pet Company(a)	223,553
9,952	Chefs' Warehouse, Inc. (The)(a)	241,336
		464,889
	Energy — 3.77%
17,535	Callon Petroleum Company(a)	243,912
8,762	Matador Resources Company(a)	286,868
12,706	RPC, Inc.	228,835
		759,615
	Financials — 18.01%
9,955	Berkshire Hills Bancorp, Inc.	377,792
12,532	CenterState Bank Corporation	363,177
10,256	First Bancorp	391,267
8,856	First Merchants Corporation	381,516
3,664	Primerica, Inc.	354,492
15,745	Sterling Bancorp	373,944
5,765	Stifel Financial Corporation	335,984
10,278	United Community Banks, Inc.	328,177
10,701	Universal Insurance Holdings, Inc.	347,247
6,337	Western Alliance Bancorp(a)	373,756
		3,627,352
	Health Care — 17.30%
5,063	AMN Healthcare Services, Inc.(a)	338,462
5,499	ANI Pharmaceuticals, Inc.(a)	326,366
10,425	BioTelemetry, Inc.(a)	398,235
21,150	Corcept Therapeutics, Inc.(a)	352,782
6,761	Emergent BioSolutions, Inc.(a)	350,625
20,100	HMS Holdings Corporation(a)	362,001
2,047	Ligand Pharmaceuticals, Inc., Class B(a)	316,978
4,026	Masimo Corporation(a)	361,253

10

See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 99.03% — (continued)

	Health Care — 17.30% — (continued)
7,104	Merit Medical Systems, Inc.(a)	$344,544
7,088	Supernus Pharmaceuticals, Inc.(a)	332,427
		3,483,673
	Industrials — 14.90%
12,485	Air Transport Services Group, Inc.(a)	252,696
4,209	ASGN, Inc.(a)	339,372
7,213	Comfort Systems USA, Inc.	304,389
15,621	Harsco Corporation(a)	319,449
6,359	MasTec, Inc.(a)	279,796
5,434	Patrick Industries, Inc.(a)	309,195
5,430	SkyWest, Inc.	308,967
6,431	Tetra Tech, Inc.	311,260
6,226	TriNet Group, Inc.(a)	321,573
12,677	Wabash National Corporation	254,301
		3,000,998
	Information Technology — 16.50%
4,936	Advanced Energy Industries, Inc.(a)	293,939
8,820	Alarm.com Holdings, Inc.(a)	356,152
8,730	Bottomline Technologies (de), Inc.(a)	345,010
1,448	Coherent, Inc.(a)	243,583
3,711	Euronet Worldwide, Inc.(a)	289,866
14,036	Kulicke & Soffa Industries, Inc.(a)	321,284
5,084	Lumentum Holdings, Inc.(a)	256,488
2,791	MKS Instruments, Inc.	285,798
8,315	Progress Software Corporation	307,073
6,697	RealPage, Inc.(a)	358,289
2,485	Rogers Corporation(a)	265,149
		3,322,631
	Materials — 4.21%
8,234	AdvanSix, Inc.(a)	294,942
11,018	Ferro Corporation(a)	242,506
7,430	PolyOne Corporation	310,946
		848,394
	Real Estate — 6.28%
2,815	CoreSite Realty Corporation	293,042
21,707	Monmouth Real Estate Investment Corporation, Class A	339,280
22,006	Preferred Apartment Communities, Inc., Class A	323,709
12,548	STAG Industrial, Inc.	308,304
		1,264,335

See accompanying notes which are an integral part of these financial statements.

11

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
COMMON STOCKS — 99.03% — (continued)

	Telecommunication Services — 0.72%
12,941	Vonage Holdings Corporation(a)	$144,680

	Utilities — 3.42%
4,480	Chesapeake Utilities Corporation	340,480
4,769	Southwest Gas Holdings, Inc.	348,089
		688,569
	Total Common Stocks (Cost $17,592,121)	19,942,668

MONEY MARKET FUNDS — 0.96%

194,052	Federated Government Obligations Fund - Institutional Class, 1.58%(b)	194,052
	Total Money Market Funds (Cost $194,052)	194,052

	Total Investments — 99.99% (Cost $17,786,173)	20,136,720

	Other Assets in Excess of Liabilities — 0.01%	2,502

	NET ASSETS — 100.00%	$20,139,222

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

12

See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Assets
Investments in securities at fair value (cost $183,185,285 and $17,786,173)	$216,152,503	$20,136,720
Receivable for fund shares sold	450,829	—
Dividends receivable	114,567	3,035
Receivable from Adviser	—	543
Prepaid expenses	27,474	21,426
Total Assets	216,745,373	20,161,724
Liabilities
Payable for fund shares redeemed	164,854	—
Payable for investments purchased	2,730,227	—
Payable to Adviser	95,743	—
Payable for Distribution Fees	6,154	816
Payable to Administrator	17,331	12,457
Other accrued expenses	11,040	9,229
Total Liabilities	3,025,349	22,502
Net Assets	$213,720,024	$20,139,222
Net Assets consist of:
Paid-in capital	176,234,513	17,406,660
Accumulated net investment income (loss)	285,867	(35,999)
Accumulated undistributed net realized gain from investment transactions	4,232,426	418,014
Net unrealized appreciation on investments	32,967,218	2,350,547
Net Assets	$213,720,024	$20,139,222
Institutional Class:
Net Assets	$183,979,560	$16,259,381
Shares outstanding (unlimited number of shares authorized, no par value)	8,128,913	1,443,822
Net asset value, offering and redemption price per share	$22.63	$11.26
Investor Class:
Net Assets	$29,740,464	$3,879,841
Shares outstanding (unlimited number of shares authorized, no par value)	1,314,060	346,435
Net asset value, offering and redemption price per share	$22.63	$11.20

See accompanying notes which are an integral part of these financial statements.

13

Dana Funds
Statements of Operations

For the six months ended April 30, 2018 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Investment Income
Dividend income	$2,084,913	$100,421
Total investment income	2,084,913	100,421
Expenses
Investment Adviser	702,450	83,947
Administration	51,259	22,044
Distribution 12b-1, Investor Class	44,505	6,826
Fund accounting	27,308	17,377
Registration	23,243	18,233
Transfer agent	13,562	11,638
Custodian	13,957	3,248
Audit and tax preparation	8,707	8,458
Legal	8,377	8,377
Insurance	8,987	2,154
Printing	8,601	1,872
Trustee	5,048	3,338
Interest	4,056	652
Miscellaneous	9,728	8,400
Total expenses	929,788	196,564
Fees contractually waived and expenses reimbursed by Adviser	(147,919)	(89,425)
Net operating expenses	781,869	107,139
Net investment income (loss)	1,303,044	(6,718)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	4,240,317	631,533
Net change in unrealized appreciation (depreciation) on investment securities	1,094,773	(952,857)
Net realized and change in unrealized gain (loss) on investments	5,335,090	(321,324)
Net increase (decrease) in net assets resulting from operations	$6,638,134	$(328,042)

14

See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,303,044	$2,094,303	$(6,718)	$(13,430)
Net realized gain on investment securities transactions	4,240,317	13,094,901	631,533	63,928
Net change in unrealized appreciation (depreciation) of investment securities	1,094,773	25,349,579	(952,857)	2,944,021
Net increase (decrease) in net assets resulting from operations	6,638,134	40,538,783	(328,042)	2,994,519
Distributions From
Net investment income:
Class A(a)	—	(18,088)
Institutional Class	(1,019,357)	(1,652,850)	(4,138)	(12,219)
Investor Class(a)	(184,023)	(466,217)	—	(3,424)
Net realized gains:
Institutional Class	(5,035,893)	—	—	—
Investor Class	(1,329,377)	—	—	—
Total distributions	(7,568,650)	(2,137,155)	(4,138)	(15,643)
Capital Transactions - Class A(a)
Proceeds from shares sold	—	88,095
Shares redeemed in connection with class consolidation	—	(1,435,747)
Reinvestment of distributions	—	16,810
Amount paid for shares redeemed	—	(331,496)
Total – Class A	—	(1,662,338)

See accompanying notes which are an integral part of these financial statements.

15

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Capital Transactions - Institutional Class
Proceeds from shares sold	$77,384,005	$43,190,437	$4,024,439	$6,663,858
Reinvestment of distributions	4,774,416	163,064	3,493	11,845
Amount paid for shares redeemed	(30,868,239)	(76,805,815)	(1,490,992)	(1,194,695)
Proceeds from redemption fees(b)	—	4,007	—	—
Total – Institutional Class	51,290,182	(33,448,307)	2,536,940	5,481,008
Capital Transactions - Investor Class(a)
Proceeds from shares sold	1,560,197	1,374,972	197,445	2,501,527
Shares issued in connection with class consolidation	—	1,435,747	—	—
Reinvestment of distributions	1,512,919	459,195	—	3,424
Amount paid for shares redeemed	(14,960,895)	(3,707,148)	(3,050,038)	(356,670)
Total – Investor Class	(11,887,779)	(437,234)	(2,852,593)	2,148,281
Net increase (decrease) in net assets resulting from capital transactions	39,402,403	(35,547,879)	(315,653)	7,629,289
Total Increase (Decrease) in Net Assets	38,471,887	2,853,749	(647,833)	10,608,165
Net Assets
Beginning of period	175,248,137	172,394,388	20,787,055	10,178,890
End of period	$213,720,024	$175,248,137	$20,139,222	$20,787,055
Accumulated net investment income (loss)	$285,867	$186,203	$(35,999)	$(25,143)

16

See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Share Transactions - Class A(a)
Shares sold	—	4,307
Shares redeemed in connection with class consolidation	—	(64,455)
Shares issued in reinvestment of distributions	—	835
Shares redeemed	—	(16,663)
Total Class A	—	(75,976)
Share Transactions - Institutional Class
Shares sold	3,323,113	2,049,462	348,630	628,613
Shares issued in reinvestment of distributions	208,208	8,132	298	1,113
Shares redeemed	(1,332,766)	(3,965,578)	(130,749)	(110,673)
Total Institutional Class	2,198,555	(1,907,984)	218,179	519,053
Share Transactions - Investor Class(a)
Shares sold	67,446	66,528	17,008	240,680
Shares issued in connection with class consolidation	—	64,333	—	—
Shares issued in reinvestment of distributions	66,009	22,704	—	323
Shares redeemed	(628,237)	(184,163)	(266,030)	(33,941)
Total Investor Class	(494,782)	(30,598)	(249,022)	207,062

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

(b)	Prior to February 28, 2017, the Funds charged a 2.00% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

17

Dana Large Cap Equity Fund – Institutional Class Financial Highlights Selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2018		Years Ended October 31,					Period Ended October 31,
	(Unaudited)		2017		2016	2015	2014	2013(a)
Net asset value, at beginning of period	$22.64		$17.67		$18.22	$18.52	$17.19	$17.14

Income from investment operations:

Net investment income	0.14		0.32		0.26 (b)	0.19	0.26	—	(b)(c)

Net realized and unrealized gain (loss) on investments	0.73		4.96		(0.56)	0.52 (d)	2.44	0.05

Total from investment operations	0.87		5.28		(0.30)	0.71	2.70	0.05

Distributions from:

Net investment income	(0.14)		(0.31)		(0.25)	(0.19)	(0.25)	—

Net realized gain	(0.74)		—		—	(0.83)	(1.12)	—

Total from distributions	(0.88)		(0.31)		(0.25)	(1.02)	(1.37)	—

Redemption fees	—		—	(c)	— (c)	0.01	—	—

Net asset value, at end of period	$22.63		$22.64		$17.67	$18.22	$18.52	$17.19

Total Return (e)	3.81	%(f)	30.11%		(1.66)%	3.89%	16.60%	0.29	%(f)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$183,980		$134,291		$138,540	$117,663	$6,919	$273

Before waiver:

Ratio of expenses to average net assets	0.88	%(g)	0.92%		0.91%	1.00%	1.68%	1.53	%(g)

After waiver:

Ratio of expenses to average net assets	0.73	%(g)	0.74	%(h)	0.73%	0.73%	0.73%	0.73	%(g)

Ratio of net investment income to average net assets	1.33	%(g)	1.48%		1.45%	1.25%	1.34%	0.49	%(g)

Portfolio turnover (i)	23	%(f)	50%		69%	45%	57%	70	%(f)

(a)	The Dana Large Cap Equity Fund’s Institutional Class commenced operations on October 29, 2013.
(b)	Per share net investment income has been determined on the basis of average shares outstanding during the period.
(c)	The amount is less than $0.005 per share.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(f)	Not annualized
(g)	Annualized
(h)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the for the fiscal year ended October 31, 2017.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

18

See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund – Investor Class Financial Highlights Selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2018		Years Ended October 31,
	(Unaudited)		2017		2016	2015	2014	2013
Net asset value, at beginning of period	$22.64		$17.68		$18.23	$18.54	$17.19	$13.88

Income from investment operations:

Net investment income	0.13		0.24		0.22 (a)	0.18	0.19	0.21 (a)

Net realized and unrealized gain (loss) on investments	0.71		4.98		(0.57)	0.49 (b)	2.46	3.40

Total from investment operations	0.84		5.22		(0.35)	0.67	2.65	3.61

Distributions from:

Net investment income	(0.11)		(0.26)		(0.20)	(0.15)	(0.18)	(0.22)

Net realized gain	(0.74)		—		—	(0.83)	(1.12)	(0.08)

Total from distributions	(0.85)		(0.26)		(0.20)	(0.98)	(1.30)	(0.30)

Redemption fees	—		—		— (c)	— (c)	— (c)	— (c)

Net asset value, at end of period	$22.63		$22.64		$17.68	$18.23	$18.54	$17.19

Total Return (d)	3.67	%(e)	29.72%		(1.91)%	3.61%	16.23%	26.35%

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$29,740		$40,957		$32,514	$36,909	$29,197	$18,306

Before waiver

Ratio of expenses to average net assets	1.13	%(f)	1.17%		1.16%	1.25%	1.93%	1.99%

After waiver

Ratio of expenses to average net assets	0.98	%(f)	0.99	%(g)	0.98%	0.98%	0.98%	0.98%

Ratio of net investment income to average net assets	1.12	%(f)	1.20%		1.22%	1.00%	1.09%	1.33%

Portfolio turnover (h)	23	%(e)	50%		69%	45%	57%	70%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	The amount is less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

19

Dana Small Cap Equity Fund – Institutional Class Financial Highlights Selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net asset value, at beginning of period	$11.43		$9.30	$10.00

Income from investment operations:

Net investment income (loss)	—	(b)	—	0.01

Net realized and unrealized gain (loss) on investments	(0.17)		2.14 (b)	(0.70	)(c)

Total from investment operations	(0.17)		2.14	(0.69)

Distributions from:

Net investment income	—	(b)	(0.01)	(0.01)

Total from distributions	—		(0.01)	(0.01)

Redemption fees	—		—	—	(b)

Net asset value, at end of period	$11.26		$11.43	$9.30

Total Return (d)	(1.46	)%(e)	23.08%	(6.87	)%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$16,259		$14,011	$6,575

Before waiver:

Ratio of expenses to average net assets	1.81	%(f)	2.02%	4.11	%(f)

After waiver:

Ratio of expenses to average net assets	0.96	%(f)(g)	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	(0.01	)%(f)	—%	0.12	%(f)

Portfolio turnover (h)	40	%(e)	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	The amount is less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.95% for the six months ended April 30, 2018.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

20

Dana Small Cap Equity Fund – Investor Class Financial Highlights Selected data for a share outstanding throughout each period.

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net asset value, at beginning of period	$11.38		$9.28	$10.00

Income from investment operations:

Net investment income (loss)	(0.03)		(0.01)	—	(b)

Net realized and unrealized gain (loss) on investments	(0.15)		2.12	(0.71	)(c)

Total from investment operations	(0.18)		2.11	(0.71)

Distributions from:

Net investment income	—		(0.01)	(0.01)

Total from distributions	—		(0.01)	(0.01)

Redemption fees	—		—	—	(b)

Net asset value, at end of period	$11.20		$11.38	$9.28

Total Return (d)	(1.58	)%(e)	22.73%	(7.13	)%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$3,880		$6,776	$3,604

Before waiver:

Ratio of expenses to average net assets	2.06	%(f)	2.27%	4.53	%(f)

After waiver:

Ratio of expenses to average net assets	1.21	%(f)(g)	1.20%	1.20	%(f)

Ratio of net investment loss to average net assets	(0.23	)%(f)	(0.25)%	(0.10	)%(f)

Portfolio turnover (h)	40	%(e)	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	The amount is less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 1.20% for the six months ended April 30, 2018.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

21

Dana Funds
Notes to the Financial Statements

April 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”) and the Dana Small Cap Equity Fund (the “Small Cap Fund”) (each a “Fund” and collectively, the “Funds”) are each an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund and Small Cap Fund currently offer Investor Class shares and Institutional Class shares. Effective at the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which were subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Prior to February 28, 2017, all share classes imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

22

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

For the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained

23

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number

24

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2018:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$211,149,729	$—	$—	$211,149,729
Money Market Funds	5,002,774	—	—	5,002,774
Total	$216,152,503	$—	$—	$216,152,503

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$19,942,668	$—	$—	$19,942,668
Money Market Funds	194,052	—	—	194,052
Total	$20,136,720	$—	$—	$20,136,720

*	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of April 30, 2018 based on input levels assigned at October 31, 2017.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% and 0.80% of the average daily net assets of the Large Cap Fund and the Small Cap Fund, respectively. For the six months ended April 30, 2018, the Adviser earned fees of $702,450 from the Large Cap Fund and $83,947 from the Small Cap Fund before the waivers described below. At April 30, 2018, the Large Cap Fund owed the Adviser $95,743 and the Adviser owed the Small Cap Fund $543.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2019, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect

25

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

expenses (such as “acquired funds fees and expenses”) do not exceed 0.73% for Institutional Class and Investor Class for the Large Cap Fund and do not exceed 0.95% for the Institutional Class and Investor Class for the Small Cap Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through February 28, 2019. The expense cap may not be terminated prior to this date except by the Board. For the six months ended April 30, 2018, the Adviser waived fees of $147,919 from the Large Cap Fund and $89,425 from the Small Cap Fund. As of April 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $888,480 and $413,349 from the Large Cap Fund and Small Cap Fund, respectively, pursuant to the aforementioned conditions, no later than April 30, 2021.

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”), to provide the Funds with administration, compliance, fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. For the six months ended April 30, 2018, fees for administration and compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2018 were as follows:

	Large Cap Fund	Small Cap Fund
Administration	$51,259	$22,044
Fund accounting	27,308	17,377
Transfer agent	13,562	11,638
Payable to Ultimus	17,331	12,457

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Funds will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average daily net assets for the Investor Class shares in connection with the promotion and distribution of the Funds’ shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds, or the Adviser, may pay all, or a portion, of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid

26

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended April 30, 2018, Investor Class shares 12b-1 expense incurred by the Large Cap Fund was $44,505 and Investor Class shares 12b-1 expense incurred by the Small Cap Fund was $6,826. The Large Cap Fund owed $6,154 for Investor Class 12b-1 fees as of April 30, 2018 and the Small Cap Fund owed $816 for Investor Class shares 12b-1 fees as of April 30, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund
Purchases	$79,488,075	$8,261,246

Sales	$46,223,505	$8,456,127

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2018.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At April 30, 2018, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder for the beneficial owners of such shares, 66% and 72% of the outstanding shares of the Large Cap Fund and Small Cap Fund, respectively.

NOTE 7. FEDERAL TAX INFORMATION

At April 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund
Gross Unrealized Appreciation	$36,354,056	$2,891,667
Gross Unrealized Depreciation	(3,394,719)	(542,128)
Net Unrealized Appreciation	$32,959,337	$2,349,539

At April 30, 2018, the aggregate cost of securities for federal income tax purposes was $183,193,166 for the Large Cap Fund and $17,787,181 for the Small Cap Fund.

At April 30, 2018, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund and Small Cap Fund was attributable primarily to the tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

27

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2018 (Unaudited)

At October 31, 2017, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Large Cap Fund	Small Cap Fund
Undistributed Ordinary Income	$186,203	$—
Undistributed Long-Term Capital Gains	6,365,260	—
Accumulated Capital and Other Losses	—	(230,776)
Unrealized Appreciation (Depreciation)	31,864,564	3,295,518
Total Accumulated Earnings (Deficit)	$38,416,027	$3,064,742

The tax character of distributions for the fiscal year ended October 31, 2017 was as follows:

	Large Cap Fund	Small Cap Fund
Distributions paid from:
Ordinary Income	$2,137,155	$11,650
Return of Capital	—	3,993
	$2,137,155	$15,643

As of October 31, 2017, the Small Cap Fund had available for tax purposes unused capital loss carryforwards of $203,266 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

During the fiscal year ended October 31, 2017, the Large Cap Fund and the Small Cap Fund utilized short-term capital loss carryforwards in the amount of $6,777,950 and $62,524, respectively.

For the tax year ended October 31, 2017, the Small Cap Fund deferred Qualified Late Year Ordinary losses of $27,510.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

28

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

29

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, November 1, 2017	Ending Account Value, April 30, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Large Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 1,038.10	$3.71	0.73%

	Hypothetical (b)	$ 1,000.00	$ 1,021.15	$3.68	0.73%

Investor Class	Actual	$ 1,000.00	$ 1,036.70	$4.97	0.98%

	Hypothetical (b)	$ 1,000.00	$ 1,019.92	$4.93	0.98%

		Beginning Account Value, November 1, 2017	Ending Account Value, April 30, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Small Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 985.40	$4.71	0.96%

	Hypothetical (b)	$ 1,000.00	$ 1,020.05	$4.79	0.96%

Investor Class	Actual	$ 1,000.00	$ 984.20	$5.93	1.21%

	Hypothetical (b)	$ 1,000.00	$ 1,018.82	$6.03	1.21%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s investment adviser for the period beginning November 1, 2017 to April 30, 2018. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

30

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ account balances and account transactions

▪ account transactions, transaction or loss history and purchase history

▪ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-280-9648

31

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

▪ open an account or deposit money

▪ buy securities from us or sell securities to us

▪ make deposits or withdrawals from your account or provide account information

▪give us your account information

▪ make a wire transfer

▪ tell us who receives the money

▪ tell us where to send the money

▪ show your government-issued ID

▪ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪ affiliates from using your information to market to you

▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪ Valued Advisers Trust doesn’t jointly market financial products or services to you.

32

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PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 280-9648 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Semi-Annual Report April 30, 2018

Foundry Partners Fundamental Small Cap Value Fund

Fund Adviser:

Foundry Partners, LLC
323 Washington Avenue North, Suite 360
Minneapolis, MN 55401

Market Overview and Fund Performance

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) returned -2.73% (Institutional Class) during the 6-month period ended April 30, 2018. The Fund’s benchmark, the Russell 2000® Value Index(a) (“Russell 2000”), returned 0.94% for the same period.

Market Review

The markets ended 2017 on a strong note riding the wave of new tax legislation into 2018. However, after years of low volatility and very few “market corrections” volatility made a surprise comeback to start 2018. In fact, the large volatility spikes wiped out the “short vol” traders over the course of just a few days. Another bubble also experienced increased volatility – Crypto currencies. Crypto currencies have been under pressure and have seen large declines in value over the course of the first quarter of 2018. Bubbles, such as “short vol” and crypto currencies, generally end in violent fashion. This bubble burst did not disappoint as it was swift and, for those unfortunate investors on the wrong side of the trade, painful. Over the past six months growth outpaced value across all size segments while small caps edged out their mid and large cap counterparts.

Portfolio Review

The Fund underperformed the benchmark over the course of the last six months ending April 30, 2018. The largest detractors to performance were Industrials, Materials, Health Care, Consumer Discretionary and Information Technology. Offsetting a portion of this weakness was Financials, Utilities and Consumer Staples.

Industrials was our worst performing sector on a relative basis as our overweight and stock selection detracted from performance. Despite a strong economic backdrop of robust GDP growth and low unemployment, these cyclical stocks experienced weak returns. Within Construction and Engineering, Tutor Perini and KBR were down -22.7% and -20.7%, respectively. Tutor Perini fell after several project delays led to quarterly revenue and earnings misses. KBR has been growing its Government Services business through a series of acquisitions providing a solid and recurring revenue and earnings stream. However, a slightly overleveraged balance sheet and a few project delays led to weaker than expected fourth quarter results. Also weighing on performance was Generac Holdings, a manufacturer of generators for residential and industrial use. Despite posting strong revenue and earnings results, the stock dropped -13.6%. The stock has been a solid performer and remains in the Fund. Korn/Ferry International, an executive search firm, posted a gain of 28.4% as the continued low unemployment environment bolstered demand for its services.

Health Care continued to be a challenge area for the Fund. Lack of exposure to Biotechnology cost the Fund 20 bps as no stocks passed our rigorous fundamental research. The vast majority of the companies in this industry have no earnings and are years away from consistently making money. While the outperformance of the Biotechnology and Pharmaceutical industries have pressured our short-term results, we remain confident that buying quality companies with consistent cash flow generation and stable balance sheets will lead to strong longer-term returns.

Semi-Annual Report

1

Market Overview and Fund Performance (Unaudited)

Financials was the Fund’s strongest performing sector driven by stock selection. Leading the charge was The Hanover Group which posted a +17.9% return. This Property and Casualty company has been a steady performer for the Fund due to its strong financial stability and a disciplined management team that has adeptly navigated through many cycles. Banks were also a bright spot as rising interest rates and a strong economy provided a backdrop of increasing revenues from Net Interest Margin coupled with lower loan charge offs. Utilities were another source of alpha during the quarter as our underweight and stock selection added to performance. We have been underweight this sector for a while given stretched valuations due to investors’ yearn for yield in the low interest rate environment. As interest rates continue to rise we believe this group could come under pressure.

As volatility increases, we believe that stock picking will become an increasingly important factor in outperformance. This bodes well for our contrarian, fundamental value-driven process, as we continue to focus our efforts on building the portfolio one stock at a time. We believe this disciplined, value-based approach - together with our conscious decision to avoid chasing overvalued stocks when they rally - has been the key to our success over the past decade.

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of April 30, 2018 and are subject to change at any time.

(a)

The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

Semi-Annual Report

2

Investment Results (Unaudited)

Average Annual Total Returns(a) As of April 30, 2018
	Investor Class	Institutional Class	Russell 2000® Value Index(b)
Six Months	-2.83%	-2.73%	0.94%
One Year	1.42%	1.67%	6.53%
Three Year	7.14%	7.41%	9.27%
Five Year	10.46%	10.71%	10.36%
Ten Year	8.22%	8.42%	8.46%
	Expense Ratios(c)
	Investor Class	Institutional Class
	1.37%	1.12%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized, unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 28, 2018. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2019, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividend expense on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. Information pertaining to the Fund’s expense ratio as of April 30, 2018 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Semi-Annual Report

3

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report

4

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

April 30, 2018 (Unaudited)

Shares		Fair Value
Common Stocks — 93.66%
Consumer Discretionary — 13.86%
34,367	Aaron's, Inc.	$1,435,509
58,919	Adtalem Global Education, Inc.(a)	2,804,544
163,243	American Axle & Manufacturing Holdings, Inc.(a)	2,504,147
31,127	Big Lots, Inc.	1,321,341
102,510	Bloomin' Brands, Inc.	2,425,387
61,257	Cooper Tire & Rubber Company	1,497,734
6,705	Group 1 Automotive, Inc.	438,172
13,265	Helen of Troy Ltd.(a)	1,182,575
24,374	John Wiley & Sons, Inc., Class A	1,607,465
112,821	KB Home	2,995,399
43,201	M/I Homes, Inc.(a)	1,316,766
42,209	Meredith Corporation	2,186,426
30,213	Movado Group, Inc.	1,191,903
117,756	TEGNA, Inc.	1,244,681
17,188	Tupperware Brands Corporation	765,897
31,819	Wolverine World Wide, Inc.	953,297
		25,871,243
Consumer Staples — 1.13%
36,734	Energizer Holdings, Inc.	2,107,062
Energy — 3.22%
44,379	Alliance Resource Partners LP	783,289
75,192	Cosan Ltd., Class A	757,935
248,108	Denbury Resources, Inc.(a)	816,275
348,982	Gran Tierra Energy, Inc.(a)	1,155,131
174,677	Southwestern Energy Company(a)	716,176
160,833	W&T Offshore, Inc.(a)	981,082
19,755	Whiting Petroleum Corporation(a)	806,399
		6,016,287
Financials — 24.37%
76,572	AllianceBernstein Holding LP	2,082,758
80,739	Apollo Commercial Real Estate Finance, Inc.	1,454,917
131,027	Associated Banc-Corporation	3,465,664
27,353	Berkshire Hills Bancorp, Inc.	1,038,046
16,499	Chemical Financial Corporation	905,630
48,211	Donnelley Financial Solutions, Inc.(a)	887,082
96,295	F.N.B. Corporation	1,251,835
105,211	First Midwest Bancorp, Inc.	2,557,679
232,337	Fulton Financial Corporation	3,926,495
80,515	Hancock Holding Company	3,933,158
21,360	Hanover Insurance Group, Inc. (The)	2,453,196
60,641	International Bancshares Corporation	2,413,512
27,745	Nelnet, Inc., Class A	1,465,213
229,864	Old National Bancorp	3,953,661
155,496	TCF Financial Corporation	3,860,966
63,449	Umpqua Holdings Corporation	1,494,858
96,116	Waddell & Reed Financial, Inc., Class A	1,945,388
74,530	Washington Federal, Inc.	2,366,328
37,417	WesBanco, Inc.	1,638,865
26,772	Wintrust Financial Corp.	2,394,755
		45,490,006
Health Care — 3.21%
12,724	Charles River Laboratories International, Inc.(a)	1,325,714
9,690	Integra LifeSciences Holdings Corporation(a)	597,195
11,413	LHC Group, Inc.(a)	849,355
58,640	Quality Systems, Inc.(a)	787,535
134,254	Select Medical Holdings Corporation(a)	2,423,285
		5,983,084

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

5

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
Common Stocks — (continued)
Industrials — 18.60%
58,267	AAR Corporation	$2,522,961
39,324	Aegion Corporation(a)	892,262
116,930	Aircastle Ltd.	2,291,828
34,252	ArcBest Corporation	1,099,489
32,983	Barnes Group, Inc.	1,831,546
41,589	Briggs & Stratton Corporation	749,850
33,678	EMCOR Group, Inc.	2,478,364
31,032	EnerSys	2,127,554
49,054	Generac Holdings, Inc.(a)	2,207,921
47,583	Global Brass & Copper Holdings, Inc.	1,427,490
55,590	Hillenbrand, Inc.	2,576,597
24,112	Hyster-Yale Materials Handling, Inc., Class A	1,716,774
92,925	KBR, Inc.	1,550,918
54,234	Korn/Ferry International	2,899,349
28,547	Matthews International Corporation, Class A	1,403,085
44,797	Navigant Consulting, Inc.(a)	958,208
16,328	Park-Ohio Holdings Corporation	618,831
34,392	Regal Beloit Corporation	2,448,710
42,097	Triumph Group, Inc.	995,594
60,236	Universal Forest Products, Inc.	1,920,324
		34,717,655
Information Technology — 13.42%
63,675	AVX Corporation	939,843
32,425	Belden, Inc.	1,997,380
137,057	Celestica, Inc.(a)	1,576,156
32,449	ChipMOS Technology, Inc. - ADR	446,823
23,959	Cohu, Inc.	512,723
50,476	Convergys Corporation	1,179,119
42,850	CSG Systems International, Inc.	1,833,552
33,590	Itron, Inc.(a)	2,196,785
71,476	Kulicke & Soffa Industries, Inc.(a)	1,636,085
15,129	NETGEAR, Inc.(a)	836,634
30,027	Plantronics, Inc.	1,956,259
55,255	Sanmina Corporation(a)	1,630,023
22,421	ScanSource, Inc.(a)	769,040
23,617	Science Applications International Corporation	2,026,102
26,414	Sykes Enterprises, Inc.(a)	759,667
23,574	Tech Data Corporation(a)	1,797,518
167,398	Vishay Intertechnology, Inc.	2,954,574
		25,048,283
Materials — 8.20%
37,832	Cabot Corporation	2,113,296
148,151	Coeur Mining, Inc.(a)	1,121,503
56,487	Domtar Corporation	2,479,779
95,823	Hudbay Minerals, Inc.	665,970
47,736	Kraton Corporation(a)	2,180,103
65,519	Mercer International, Inc.	877,955
131,512	Owens-Illinois, Inc.(a)	2,673,639
100,118	Pan American Silver Corporation	1,613,902
22,367	Stepan Company	1,572,847
		15,298,994
Real Estate — 4.58%
215,923	Ashford Hospitality Trust, Inc.	1,485,550
119,244	Brandywine Realty Trust	1,921,022
26,651	Hospitality Properties Trust	663,077
212,083	Lexington Realty Trust	1,705,147
136,385	Medical Properties Trust, Inc.	1,743,000
54,122	Select Income REIT	1,026,153
		8,543,949
Utilities — 3.07%
25,951	ALLETE, Inc.	1,982,916
18,921	IDACORP, Inc.	1,759,653
46,886	Portland General Electric Company	1,991,717
		5,734,286
Total Common Stocks (Cost $152,892,727)		174,810,849

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2018 (Unaudited)

Shares		Fair Value
Money Market Funds — 6.35%
11,845,701	Federated Government Obligations Fund, Institutional Class, 1.58%(b)	$11,845,701
Total Money Market Funds (Cost $11,845,701)		11,845,701
Total Investments — 100.01% (Cost $164,738,428)		186,656,550
Liabilities in Excess of Other Assets — (0.01)%		(13,600)
NET ASSETS — 100.00%		$186,642,950

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ADR — American Depositary Receipt.

REIT — Real Estate Investment Trust

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets
Investments in securities at fair value (cost $164,738,428)	$186,656,550
Receivable for fund shares sold	83,800
Dividends receivable	91,629
Prepaid expenses	36,175
Total Assets	186,868,154
Liabilities
Payable for fund shares redeemed	54,961
Payable to Adviser	132,328
Accrued 12b-1 fees	6,370
Payable to Administrator	18,290
Other accrued expenses	13,255
Total Liabilities	225,204
Net Assets	$186,642,950
Net Assets consist of:
Paid-in capital	158,126,594
Accumulated net investment loss	(46,632)
Accumulated undistributed net realized gain from investments	6,644,866
Net unrealized appreciation on investments	21,918,122
Net Assets	$186,642,950
Investor Class:
Net Assets	$30,308,088
Shares outstanding	1,325,950
Net asset value, offering and redemption price per share	$22.86
Institutional Class:
Net Assets	$156,334,862
Shares outstanding	6,808,732
Net asset value, offering and redemption price per share	$22.96

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $925)	$1,777,787
Total investment income	1,777,787
Expenses
Investment Adviser	815,891
Administration	71,207
Distribution (12b-1) Investor Class	45,891
Fund accounting	26,462
Registration	22,343
Custodian	15,297
Transfer agent	11,011
Insurance	10,252
Printing	9,152
Audit and tax preparation	8,777
Legal	8,386
Trustee	5,723
Miscellaneous	16,410
Net operating expenses	1,066,802
Net investment income	710,985
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	6,870,297
Net change in unrealized appreciation (depreciation) on investments	(12,842,092)
Net realized and change in unrealized loss on investments	(5,971,795)
Net decrease in net assets resulting from operations	$(5,260,810)

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$710,985	$666,267
Net realized gain on investment securities transactions and foreign currency translations	6,870,297	5,897,086
Net change in unrealized appreciation (depreciation) of investments	(12,842,092)	24,884,360
Net increase (decrease) in net assets resulting from operations	(5,260,810)	31,447,713
Distributions From
Net investment income:
Investor Class	(135,584)	(239,835)
Institutional Class	(902,291)	(848,537)
Net realized gains:
Investor Class	(1,203,551)	(870,786)
Institutional Class	(4,554,455)	(2,123,643)
Total distributions	(6,795,881)	(4,082,801)
Capital Transactions—Investor Class
Proceeds from shares sold	1,581,379	7,499,554
Reinvestment of distributions	1,319,586	1,094,341
Amount paid for shares redeemed	(12,097,657)	(12,676,422)
Total Capital Transactions—Investor Class	(9,196,692)	(4,082,527)
Capital Transactions—Institutional Class
Proceeds from shares sold	20,566,990	54,010,989
Reinvestment of distributions	5,229,045	2,800,611
Amount paid for shares redeemed	(11,442,534)	(23,401,744)
Total Capital Transactions—Institutional Class	14,353,501	33,409,856
Net increase in net assets resulting from capital transactions	5,156,809	29,327,329
Net Assets
Beginning of period	193,542,832	136,850,591
End of period	$186,642,950	$193,542,832
Accumulated net investment income (loss)	$(46,632)	$280,258

See accompanying notes which are an integral part of these financial statements.

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	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Capital Transactions—Investor Class
Shares sold	66,261	325,986
Shares issued in reinvestment of distributions	55,144	47,292
Shares redeemed	(513,672)	(551,826)
Total Share Transactions—Investor Class	(392,267)	(178,548)
Capital Transactions—Institutional Class
Shares sold	865,968	2,339,947
Shares issued in reinvestment of distributions	217,786	120,612
Shares redeemed	(479,992)	(1,011,806)
Total Share Transactions—Institutional Class	603,762	1,448,753

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Financial Highlights

(For a share outstanding throughout each period ended October 31 or April 30 as noted)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
Investor Class
2013	$17.86	0.17		6.08	6.25	(0.08)	(0.16)	(0.24)
2014	$23.87	0.15		2.13	2.28	(0.16)	(2.36)	(2.52)
2015	$23.63	0.19		(0.11)	0.08	(0.18)	(2.12)	(2.30)
2016	$21.41	0.16		1.32	1.48	(0.26)	(2.14)	(2.40)
2017	$20.49	0.05		4.37	4.42	(0.13)	(0.46)	(0.59)
2018(e)	$24.32	0.06		(0.71)	(0.65)	(0.08)	(0.73)	(0.81)
Institutional Class
2013	$17.92	0.20		6.10	6.30	(0.08)	(0.16)	(0.24)
2014	$23.98	0.20	(h)	2.14	2.34	(0.22)	(2.36)	(2.58)
2015	$23.74	0.26		(0.12)	0.14	(0.24)	(2.12)	(2.36)
2016	$21.52	0.25		1.29	1.54	(0.32)	(2.14)	(2.46)
2017	$20.60	0.11		4.39	4.50	(0.18)	(0.46)	(0.64)
2018(e)	$24.46	0.09		(0.72)	(0.63)	(0.14)	(0.73)	(0.87)

(a)

Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charge and redemptions that were charged by the Fund prior to August 30, 2016.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Amount is less than $0.005.
(d)	The expense ratios shown include overdraft fees charged to the Fund. Without these overdraft fees, the expense ratios would be 1.25% for Investor Class and 1.00% for Institutional Class.
(e)	Six months ended April 30, 2018 (Unaudited)
(f)	Not annualized
(g)	Annualized
(h)	Per share amount has been calculated using the average shares method.

See accompanying notes which are an integral part of these financial statements.

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Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, end of period (000 omitted)	Ratio of net expenses to average net assets		Ratio of expenses (prior to reimbursements) to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

—	(c)	$23.87	35.38%		$63,976	1.26	%(d)	1.53%		0.72%		28.28%
—	(c)	$23.63	9.89%		$64,020	1.25%		1.37%		0.63%		36.66%
—	(c)	$21.41	0.21%		$60,134	1.37%		1.41%		0.87%		43.59%
—	(c)	$20.49	8.23%		$38,864	1.43%		1.43%		0.84%		12.85%
—		$24.32	21.68%		$41,786	1.36%		1.36%		0.22%		28.16%
—		$22.86	(2.83	)%(f)	$30,308	1.31	%(g)	1.31	%(g)	0.53	%(g)	16.64	%(f)

—		$23.98	35.55%		$14,689	1.01	%(d)	1.27%		0.95%		28.28%
—		$23.74	10.12%		$82,086	1.00%		1.12%		0.85%		36.66%
—		$21.52	0.46%		$87,023	1.12%		1.16%		1.12%		43.59%
—		$20.60	8.50%		$97,987	1.18%		1.18%		1.05%		12.85%
—		$24.46	22.01%		$151,757	1.11%		1.11%		0.45%		28.16%
—		$22.96	(2.73	)%(f)	$156,335	1.06	%(g)	1.06	%(g)	0.79	%(g)	16.64	%(f)

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares (Retail Class was renamed Investor Class on August 29, 2016) and Institutional Class shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the six months ended April 30, 2018 the Fund did not incur any interest or penalties.

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Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2018 (Unaudited)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available).

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities.

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In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$174,810,849	$—	$—	$174,810,849
Money Market Funds	11,845,701	—	—	11,845,701
Total	$186,656,550	$—	$—	$186,656,550

*	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of April 30, 2018 based on hierarchy levels assigned at October 31, 2017.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2018 (Unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the six months ended April 30, 2018, the Adviser earned a fee of $815,891 from the Fund. At April 30, 2018, the Fund owed the Adviser $132,328.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividends on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement. As of April 30, 2018, the Adviser has made no previous waivers that may be recouped. The contractual agreement is in effect through February 28, 2019. The expense cap may not be terminated prior to this date except by the Board. For the six months ended April 30, 2018, the Adviser did not waive any fees from the Fund.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), to provide the Fund with administration and compliance, fund accounting and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the six months ended April 30, 2018, the Administrator earned fees of $71,207 for administrative services. $26,462 for fund accounting services, and $11,011 for transfer agent services. At April 30, 2018, the Administrator was owed $18,290 for administrative services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited

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to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended April 30, 2018, Investor Class shares 12b-1 expense incurred by the Fund was $45,891. The Fund owed $6,370 for Investor Class shares 12b-1 fees as of April 30, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	Sales
$ 30,129,859	$ 34,390,360

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2018.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At April 30, 2018, Charles Schwab & Co. (“Schwab”) owned, as record shareholder for the beneficial owners of such shares, 73% of the outstanding shares of the Fund.

NOTE 7. FEDERAL INCOME TAXES

At April 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$28,324,780
Gross Unrealized Depreciation	(6,951,352)
Net Unrealized Appreciation on Investments	$21,373,428

At April 30, 2018, the aggregate cost of securities for federal income tax purposes was $165,283,122.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2018 (Unaudited)

At April 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

At October 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$599,530	$5,757,997	$34,215,520	$40,573,047

The tax character of distributions paid from the Fund for the fiscal year ended October 31, 2017 was as follows:

Distributions Paid From*
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$ 1,283,296	$2,799,505	$4,082,801	$—	$4,082,801

*

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income and reclassifications of distributions for tax purposes.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information on these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Beginning Account Value, November 1, 2017	Ending Account Value, April 30, 2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual	$ 1,000.00	$ 971.70	$6.40	1.31%
	Hypothetical (b)	$ 1,000.00	$ 1,018.30	$6.56	1.31%
Institutional Class	Actual	$ 1,000.00	$ 972.70	$5.20	1.06%
	Hypothetical (b)	$ 1,000.00	$ 1,019.52	$5.33	1.06%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Semi-Annual Report

22

Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ account balances and account transactions

▪ account transactions, transaction or loss history and purchase history

▪ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-247-1014

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 247-1014 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Foundry Partners, LLC

323 Washington Avenue North, Suite 360

Minneapolis, MN 55401

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Semi-Annual Report

April 30, 2018

Fund Adviser:

Kovitz Investment Group Partners, LLC
115 South LaSalle Street, 27th Floor
Chicago, IL 60603
Toll Free (888) 695-3729

MANAGEMENT DISCUSSION & ANALYSIS – (UNAUDITED)

Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the "Fund") with the goal of seeking long-term capital appreciation through high risk-adjusted returns. To accomplish this, Fund management implements a fundamental, research-driven process, in order to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

We remain focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over the long haul through an understanding of its competitive advantages and management’s proficiency in the allocation of capital. We use absolute, rather than relative, methods to estimate companies’ intrinsic values and we use the movement of market prices around these intrinsic value estimates to construct and manage a portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years.

Market and Performance Summary

The Fund decreased in value by -0.05% during the first half of the fiscal year (November 1, 2017 through April 30, 2018), while our primary benchmark, the S&P 500, increased 3.82% over the same period. Since inception on December 27, 2011, the Fund has compounded at an annual rate of 12.86%, versus 14.74% annually for the S&P 500.

During the first half of the fiscal year, the Fund underperformed the benchmark in each of the 6 one-month periods. With our historical rate of monthly outperformance at approximately 50%, this is something that should happen only once every 32 years – a true statistical anomaly. Being staunch advocates of “reversion to the mean,” we believe that this bodes well for future relative performance.

The equity market, for which calendar year 2017 was the least volatile year since 1965, is no longer serene. The first three months of the period were very strong, fueled primarily by the anticipation and then the passage of corporate tax reform. The second half of the period began with a February sell-off that featured several severe single-day declines and the largest ever one-day increase for the index that tracks volatility. In other words, the market was due for a breather and we got one.

The oft-cited reason for the February reversal was the fear of an overheating economy leading to inflationary pressures and the rise in longer-term interest rates that typically accompanies such pressures. Remember, interest rates are one of the primary (if not, the primary) determinant of all asset prices, and higher rates act like gravity pulling prices lower. At these rate levels and even higher, we feel our portfolio is well positioned. While we’ve pared back some of our financial sector exposure on strengthening prices during the quarter, our still healthy weighting should fare well in a rising rate environment as net interest margins, a primary component of earnings, will likely expand. Also, many of our industrial companies could see increasing demand while being able to pass along any increases in input costs. Importantly, many of the high-multiple momentum stocks we don’t own may experience valuation headwinds which would aid relative performance.

Regardless of which way the market winds blow next, we will continue to invest on the basis of value and its relationship to price, while we refrain from trying to time the market based on predictions of macroeconomic data or investor psychology. Many people in the news media and asset management industry believe they can assess and predict many things, such as the markets, the economy, politics, and even quarterly earnings. They cannot. Our base assumption is that markets are unpredictable – in good times and bad – and we aim only to navigate and profit from the inevitable upheaval the equity markets so frequently deliver. We are contrarian and confident in our investment processes, which requires us to filter out distractions and opinions of others and focus on the fundamentals and valuation of each individual business rather than the vagaries of the overall market. In other words, we are right at home in this newly volatile environment as we attempt to patiently compound our clients’ capital for the long-term.

1

Performance Attribution

The individual positions that contributed the most to performance during the 6-month period were Boeing (BA), CBRE Group (CBRE), JP Morgan (JPM), Bank of America (BAC), and Halliburton (HAL).

The individual positions that detracted the most from performance during the period were Quanta (PWR), CBS (CBS), General Motors (GM), CarMax (KMX), and AMERCO (UHAL).

On a sector basis, the combination of sector weighting and security selection in the Real Estate sector as well as our lack of exposure to Utilities and underweight position in Consumer Staples benefitted the Fund the most during the period. Security selection in Consumer Discretionary and Industrials were the largest detractor from the Fund’s performance during the period.

Portfolio Activity

We continue to look for companies that have strong balance sheets, generate significant free cash flow, have management teams that allocate capital to maximize per-share value, and that sell at a discount to our estimate of fair value. Finding candidates that meet the first three criteria has always been somewhat difficult, but it is the fourth criteria – price – that is the largest impediment to finding qualifying opportunities today. While bargain-priced stocks are relatively tough to come by these days, we had a fairly active 6-month period in sourcing new opportunities and increasing existing positions undoubtedly helped by recent volatility.

The following portfolio actions were taken during the period

Initiated positions in the following 6 companies: Analog Devices (ADI), Expedia (EXPE), Facebook (FB), General Electric (GE), Goldman Sachs (GS) and Naspers (NPSNY).

Increased position sizes in the following 5 companies: CarMax, CBS, Henry Schein (HSIC), Jacobs Engineering (JEC) and Walt Disney (DIS).

Exited positions in the following 4 companies: Cheesecake Factory (CAKE), Schlumberger (SLB), TechnipFMC (FTI) and Wells Fargo (WFC).

Decreased position sizes in the following 12 companies: American Express (AXP), Aon (AON), Apple, Bank of New York (BK), Bank of America, Boeing, CBRE Group, Halliburton (HAL), JP Morgan, Leucadia (LUK), Robert Half (RHI) and Valmont (VMI).

As of April 30, 2018, the Fund’s five largest positions were Berkshire Hathaway (BRKB), Apple, Alphabet (GOOG/GOOGL), CBS, and Quanta comprising 26% of the Fund’s assets.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended April 30, 2018)
	Six Months	One Year	Five Year	Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	-0.05%	9.47%	9.44%	12.86%
S&P 500® Index**	3.82%	13.27%	12.96%	14.74%

Total annual operating expenses, as disclosed in the Green Owl Intrinsic Value Fund (the "Fund") prospectus dated February 28, 2018, were 1.35% of average daily net assets (1.13% after fee waivers/expense reimbursements by Kovitz Investment Group Partners, LLC (the "Adviser"). The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2019, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Fund's expense ratios as of April 30, 2018 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a)

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS

April 30, 2018 (Unaudited)

Common Stocks — 99.75%	Shares	Fair Value
Consumer Discretionary — 18.73%
CarMax, Inc.(a)	48,770	$3,048,125
CBS Corporation, Class B	72,430	3,563,556
Expedia Group, Inc.	13,000	1,496,820
General Motors Company	78,600	2,887,764
Harley-Davidson, Inc.	31,690	1,303,410
Naspers Ltd., Class N - ADR	24,025	1,167,615
Walt Disney Company (The)	15,800	1,585,214
		15,052,504
Consumer Staples — 1.37%
Walgreen Boots Alliance, Inc.	16,575	1,101,409

Energy — 1.56%
Halliburton Company	23,700	1,255,863

Financials — 27.38%
American Express Company	15,000	1,481,250
Aon plc	17,395	2,478,266
Bank of America Corporation	82,975	2,482,611
Bank of New York Mellon Corporation (The)	15,675	854,444
Berkshire Hathaway, Inc., Class B(a)	28,815	5,582,329
Blackstone Group, L.P. (The)(b)	49,830	1,542,239
Citigroup, Inc.	29,000	1,979,830
Goldman Sachs Group, Inc. (The)	7,800	1,858,974
JPMorgan Chase & Company	22,575	2,455,709
Leucadia National Corporation	53,177	1,278,375
		21,994,027
Health Care — 7.90%
Bayer AG	11,000	1,318,778
Henry Schein, Inc.(a)	38,835	2,951,460
McKesson Corporation	13,300	2,077,593
		6,347,831
Industrials — 22.95%
AMERCO	6,297	2,125,363
American Airlines Group, Inc.	40,640	1,744,675
Boeing Company (The)	6,750	2,251,530
Delta Air Lines, Inc.	27,000	1,409,940
General Electric Company	67,000	942,690
Jacobs Engineering Group, Inc.	48,524	2,818,759
Quanta Services, Inc.(a)	104,955	3,411,038

See accompanying notes which are an integral part of these financial statements.

5

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

April 30, 2018 (Unaudited)

Common Stocks — 99.75% – continued	Shares	Fair Value
Industrials — 22.95% - continued
Robert Half International, Inc.	27,728	$1,684,476
United Parcel Service, Inc., Class B	11,520	1,307,520
Valmont Industries, Inc.	5,253	746,451
		18,442,442
Information Technology — 14.29%
Alphabet, Inc., Class A(a)	773	787,362
Alphabet, Inc., Class C(a)	2,753	2,800,709
Analog Devices, Inc.	19,405	1,695,027
Apple, Inc.	26,930	4,450,452
Facebook, Inc., Class A(a)	10,200	1,754,400
		11,487,950
Materials — 2.00%
PPG Industries, Inc.	15,195	1,608,847

Real Estate — 3.57%
CBRE Group, Inc., Class A(a)	48,450	2,195,270
Howard Hughes Corporation (The)(a)	5,000	676,500
		2,871,770
Total Common Stocks (Cost $59,084,123)		80,162,643

MONEY MARKET FUNDS — 0.29%
Federated Treasury Obligations Fund - Institutional Class, 1.32%(c)	236,635	236,635
Total Money Market Funds (Cost $236,635)		236,635
Total Investments — 100.04% (Cost $59,320,758)		80,399,278
Liabilities in Excess of Other Assets — (0.04)%		(29,492)
NET ASSETS — 100.00%		$80,369,786

(a)	Non-income producing security.

(b)	Master Limited Partnership

(c)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

6

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018 (Unaudited)

Assets
Investments in securities at fair value (cost $59,320,758)	$80,399,278
Dividends and interest receivable	33,678
Tax reclaims receivable (cost $3,699)	4,080
Prepaid expenses	16,354
Total Assets	80,453,390

Liabilities
Payable for fund shares redeemed	12,730
Payable to Adviser	51,883
Payable to Administrator	7,996
Payable to trustees	1,235
Other accrued expenses	9,760
Total Liabilities	83,604
Net Assets	$80,369,786

Net Assets consist of:
Paid-in capital	$54,128,397
Accumulated undistributed net investment income	45,746
Accumulated undistributed net realized gain from investments	5,116,742
Net unrealized appreciation on:
Investments	21,078,520
Foreign currency	381
Net Assets	$80,369,786

Shares outstanding (unlimited number of shares authorized, no par value)	4,298,151
Net asset value, offering and redemption price per share	$18.70

See accompanying notes which are an integral part of these financial statements.

7

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF OPERATIONS

For the six months ended April 30, 2018 (Unaudited)

Investment Income
Dividend income	$569,302
Total investment income	569,302

Expenses
Investment Adviser	416,290
Administration	32,501
Fund accounting	16,400
Registration	11,632
Transfer agent	11,224
Legal	9,236
Printing	8,856
Audit	8,589
Custodian	6,578
Insurance	5,041
Trustee	3,509
Line of credit	1,282
Miscellaneous	11,416
Total expenses	542,554
Fees contractually waived by Adviser	(83,376)
Net operating expenses	459,178
Net investment income	110,124

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	5,116,744
Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,177,838)
Foreign currency	143
Net realized and change in unrealized loss on investments	(60,951)
Net increase in net assets resulting from operations	$49,173

See accompanying notes which are an integral part of these financial statements.

8

GREEN OWL INTRINSIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$110,124	$159,564
Net realized gain on investment securities transactions	5,116,744	1,714,521
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency	(5,177,695)	14,951,408
Net increase in net assets resulting from operations	49,173	16,825,493

Distributions From
Net investment income	(165,908)	(230,271)
Net realized gains	(1,527,563)	—
Total distributions	(1,693,471)	(230,271)

Capital Transactions
Proceeds from shares sold	5,706,332	14,125,089
Reinvestment of distributions	1,602,547	217,018
Amount paid for shares redeemed	(7,362,797)	(10,136,585)
Net increase (decrease) in net assets resulting from capital transactions	(53,918)	4,205,522
Total Increase (Decrease) in Net Assets	(1,698,216)	20,800,744

Net Assets
Beginning of period	82,068,002	61,267,258
End of period	$80,369,786	$82,068,002
Accumulated undistributed net investment income	$45,746	$101,530

Share Transactions
Shares sold	293,383	807,820
Shares issued in reinvestment of distributions	83,076	12,699
Shares redeemed	(377,558)	(584,986)
Net increase (decrease) in shares outstanding	(1,099)	235,533

See accompanying notes which are an integral part of these financial statements.

9

GREEN OWL INTRINSIC VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
Selected Per Share Data:
Net asset value, beginning of period	$19.09		$15.08	$14.84	$15.72	$14.99		$11.67
Investment operations:
Net investment income	0.03		0.04	0.06	0.08	0.19		0.02
Net realized and unrealized gain (loss) on investments	(0.02)		4.03	0.47	(0.16)	1.11		3.41
Total from investment operations	0.01		4.07	0.53	(0.08)	1.30		3.43

Less distributions to shareholders from:
Net investment income	(0.04)		(0.06)	(0.06)	(0.20)	(0.03)		(0.05)
Net realized gains	(0.36)		—	(0.23)	(0.60)	(0.54)		(0.06)
Total distributions	(0.40)		(0.06)	(0.29)	(0.80)	(0.57)		(0.11)
Net asset value, end of period	$18.70		$19.09	$15.08	$14.84	$15.72		$14.99

Total Return (a)	(0.05	)%(b)	27.02%	3.65%	(0.60)%	8.86%		29.59%
Ratios and Supplemental Data:
Net assets, end of period (000)	$80,370		$82,068	$61,267	$59,318	$60,581		$47,129
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.11	%(d)	1.40%
Ratio of expenses to average net assets before waiver and reimbursement	1.30	%(c)	1.32%	1.40%	1.37%	1.38%		1.52%
Ratio of net investment income to average net assets	0.26	%(c)	0.22%	0.41%	0.49%	1.30%		0.14%
Portfolio turnover rate	17	%(b)	17%	21%	33%	35%		20%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized
(d)	Includes line of credit interest expense of 0.01%

See accompanying notes which are an integral part of these financial statements.

10

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations. The Fund is subject to examination by U.S. federal tax authorities for the last three tax years and the current tax year. During the period, the Fund did not incur any interest or penalties.

11

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis using procedures approved by the Board.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Written Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period, or to the extent that some or all of the risk of the option has been offset by another option. When the Fund writes a covered call option, it maintains a segregated position within its account with its Custodian or as otherwise required by the rules of the exchange of the underlying security, of cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. See Note 4 for additional disclosures.

The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying

12

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains a segregated position within its account with the Custodian of cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. The Fund did not hold any options during the six months ended April 30, 2018.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

13

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing agent at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing service of the funds. These securities are categorized as Level 1 securities.

Written option contracts in which the Fund invests are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean of the last bid and ask prices. The options will generally be categorized as Level 1 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review of the Board. These securities will generally be categorized as Level 2 or 3 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$80,162,643	$—	$—	$80,162,643
Money Market Securities	236,635	—	—	236,635
Total	$80,399,278	$—	$—	$80,399,278

*	Refer to the Schedule of Investments for sector classifications.

14

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of April 30, 2018 based on input levels assigned at October 31, 2017.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Operations under net realized gain on written option transactions and change in unrealized depreciation on written option contracts, respectively. There were no written option contracts open at April 30, 2018.

NOTE 5. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended April 30, 2018, the Adviser earned a fee of $416,290 from the Fund before the reimbursement described below. At April 30, 2018, the Fund owed the Adviser $51,883.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.10% of the Fund’s average daily net assets through February 28, 2019. The operating expense limitation also excludes any fees and expenses of acquired funds.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of April 30, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $496,392 from the Fund no later than April 30, 2021.

The Trust retains Ultimus Fund Solutions, LLC (“the Administrator”), to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the six months ended April 30, 2018, the Administrator earned fees of $32,501, $16,400 and $11,224 for administration, accounting and transfer agent services, respectively. At April 30, 2018, the Administrator was owed $7,996 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

There were no payments made by the Fund to the Distributor during the six months ended April 30, 2018.

During the six months ended April 30, 2018, the Fund paid $4,524 to Kovitz Securities, LLC, an affiliate of the Adviser, for the execution of purchases and sales of the Fund’s portfolio investments.

15

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 6. LINE OF CREDIT

The Fund participates in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“HNB”) expiring on September 5, 2018. Under the terms of the agreement, the Fund may borrow the lesser of $1,000,000 or 5% of the Fund’s daily market value at an interest rate of LIBOR plus 150 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. HNB receives an annual facility fee of 0.125% on $1 million, subject to a minimum fee of $1,250, as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. As of and for the six months ended April 30, 2018, the Fund had no outstanding borrowings under this Line of Credit.

NOTE 7. PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investment securities, other than short-term investments, were $15,527,590 and $13,977,593, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2018.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At April 30, 2018, there were no beneficial owners, either directly or indirectly, of more than 25% percent of the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At April 30, 2018, the net unrealized appreciation (depreciation) of investments, including written options and change in unrealized appreciation on foreign currency, for tax purposes were as follows:

Gross Appreciation	$22,300,766
Gross (Depreciation)	(1,222,246)
Net Appreciation on Investments	$21,078,520

At April 30, 2018, the aggregate cost of securities for federal income tax purposes was $59,320,758.

The tax characterization of distributions for the fiscal year ended October 31, 2017 was as follows:

Distributions paid from:
Ordinary Income*	$230,271
Long-Term Capital Gains	—
Total Distributions	$230,271

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

16

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2018 (Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – continued

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$103,799
Undistributed long term capital gains	1,527,561
Net unrealized appreciation (depreciation)	26,256,596
Accumulated capital and other losses	(2,269)
$27,885,687

During the fiscal year ended October 31, 2017, the Fund utilized short-term capital loss carryforwards in the amount of $186,968.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of financial statements or additional disclosure.

17

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Green Owl Intrinsic Value Fund	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 – April 30, 2018
Actual	$ 1,000.00	$ 999.50	$ 5.47
Hypothetical**	$ 1,000.00	$ 1,019.32	$ 5.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

18

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ account balances and account transactions

▪ account transactions, transaction or loss history and purchase history

▪ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-888 695-3729.

19

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

20

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 695-3729 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7098

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI DYNAMIC
ALLOCATION FUND (SMIDX)

SMI 50/40/10 FUND (SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2018

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

“To everything there is a season, and a time to every purpose under the heaven.”
—Ecclesiastes 3:1

Dear Fellow Shareholder,

The past six months can be neatly divided into two distinct three-month segments. During the first (November 2017-January 2018), the stock market continued its torrid ascent to new all-time highs. Almost immediately, volatility—which had been notably absent over the prior year—came roaring back. The market quickly dipped into its first correction (decline of 10%+) in two years in February, then spent the rest of the period trying to escape those correction lows.

In our last shareholder letter, dated October 31, 2017, I detailed our concerns regarding the Fed’s shift from years of accommodation to its recent tightening stance, particularly given that the stock market’s current valuation seems quite high when compared to historical measures. The point of that discussion was to reinforce the idea that when the markets have been so good for so long, that’s not the time to become more aggressive with your portfolio. Yet that’s exactly what many investors do, as they see the strong recent market gains. The “fear of missing out” can be a powerful driver, and unfortunately has caused many an investor to make foolish decisions late in bull markets when, in hindsight, they probably should have known better.

But the flip side of that coin is this: the final stages of bull markets are usually a lot of fun! Recent data from the Wells Fargo Investment Institute showed that large-cap U.S. stocks rise an average of +24.2% in the 12 months before the start of a bear market, while small-company stocks average gains of +36.4%! And SMI’s experience has been that our momentum-driven strategies have been great performers in the last years of recent bull markets (1999 and 2007).

At a glance, these messages would seem to be at odds with each other. How can one be cautious about the future on the one hand, while reveling in the fun of a late-stage bull market on the other? The key is having confidence that your plan is structured in such a way that you can weather the early stages of a bear market.

As trend-followers, we’re never going to “take the punch bowl away” by allocating more conservatively in advance of the market turning lower. This approach may seem dangerous, but the alternative is trying to predict what the market is going to do next, which we’ve yet to see anyone do consistently. Instead, we stay invested and follow the market’s own price clues via our momentum strategies.

This approach is what allows us to harvest late bull market gains, because we stay invested even as we have one eye on the exit door. But at the same time, we have strictly defined mechanical triggers built into our primary strategies (Upgrading and Dynamic Asset Allocation) that will force us out of our riskiest positions as their price action demonstrates that the market trend has changed.

Confidence in our strategy models and their defensive protocols allows us to stay engaged with the market right through the end of a bull market run, while still having the expectation that we’ll survive the subsequent bear market without giving back too much of our profit. So to be clear: the cautions in our last letter were intended to encourage each individual investor to stick with the personal allocation called for in their plan, and not adjust to a more aggressive posture as a result of the market’s recent strong performance.

Performance Review

Market sentiment definitely changed mid-way through the six month period covered in this report. The “one way” ascent the market had enjoyed from November 2016 to January 2018 seemed to come to an end, with investors forced to come to terms with risk and volatility once again.

Still, the period was a positive one overall for stocks. The S&P 500 Index gained 3.82% for the six months ended April 30, 2018, while the broader Wilshire 5000 Index was up 3.76%. Those aren’t bad returns for a period that included the first official correction in two years (plus a subsequent retest of those lows).

SMI’s Fund Upgrading strategy (used in both SMIFX and SMILX) was a strong performer during the period. SMIFX, which is our pure Stock Upgrading fund, gained 4.83%. While foreign stocks were a little weaker than U.S. stocks during the period, the big story was the relative performance of growth and value stocks. Growth dominated Value in both the large- and small-stock categories. Our slight overweighting of those growth categories contributed to Upgrading’s strong performance, but the strategy’s strong performance was mainly attributable to the natural process of Upgrading guiding us to those funds capitalizing on the market’s current trends. When growth leads as it did, our Upgrading holdings naturally shift in that direction, even within the specific risk categories, simply by virtue of following our momentum-score driven discipline. Also, as we noted in the last letter, the SMI Funds have been Upgrading within a broader universe of funds of late, including some with higher volatility than we’ve included in our fund universe in the past. Our small allocations to some of these higher-volatility funds paid off during the recent period.

SMI’s Dynamic Asset Allocation (DAA) strategy (used in both SMIDX and SMILX) didn’t perform as well. SMIDX, which is our pure DAA fund, gained just 0.75% during these six months. The silver lining in DAA’s performance was that it did play its portfolio diversification role well. For example, when the S&P 500 Index lost -2.54% in its March re-test of the February correction low, SMIDX was down less than half that amount at -1.18%.

That March performance is noteworthy because it shows how quickly DAA can respond to a market shift to the downside. In February, the first month of the recent correction, DAA’s performance was roughly the same as the broad market. That’s to be expected, as the strategy hadn’t had any time to adjust to the changing trend. But just one month later, in March, DAA was able to significantly reduce losses.

SMI’s Sector Rotation (SR) strategy (used in SMILX) broke its long streak of strong positive performance, losing -0.67% during the recent period. That small loss doesn’t really tell the story of the period though, as SR shot up 10.00% between November-January, only to give it all back during the subsequent correction and aftermath. Such is the nature of the SR strategy, which is why it comprises a smaller portion of our combined SMILX (50/40/10) portfolio. Altogether, SMILX gained 2.16% over the six-month period.

Big Changes to the SMI Fund Lineup!

As you may have noticed in the preceding section, we have fewer funds to discuss than in the past. During the past six months, the SMI Bond Fund was closed and the SMI Conservative Allocation Fund and SMI 50/40/10 Fund were reorganized into a single “new” 50/40/10 Fund (SMILX).

While we liked providing additional fund options for SMI investors, the reality is that mutual funds require a certain level of assets to be viable long-term products. The SMI Bond Fund struggled to reach that level and eventually the lack of investor demand led the adviser to close it. A similar dynamic has been in play with the SMI Conservative Allocation Fund ever since the dedicated SMI Dynamic Allocation Fund (SMIDX) launched, so eventually the adviser felt it was best to reorganize it with the SMI 50/40/10 Fund and adopt the SMI 50/40/10 Fund’s investment strategy moving forward.

The upside of these moves is the SMI Fund lineup is more streamlined now, with three clearly defined options. For Upgrading, there’s SMIFX. For Dynamic Asset Allocation, there’s SMIDX. And for those looking for exposure to all three of SMI’s most popular strategies in one convenient 50/40/10 package, there’s SMILX.

Best of all, SMILX is now available for purchase through all of the major broker platforms, joining SMIFX and SMIDX in becoming much more widely available.

We appreciate the opportunity to serve you!

Blessings,

Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Adviser at (800) 796-4975.

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended April 30, 2018)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	-3.95%	4.83%	15.02%	9.63%	6.22%
Wilshire 5000® Total Market Index(b)	-5.34%	3.76%	12.95%	12.83%	9.16%
S&P 500® Index(b)	-5.77%	3.82%	13.27%	12.96%	9.02%
SMI Custom Index(c)	-3.75%	3.52%	12.86%	11.13%	8.04%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated April 27, 2018, were 2.09% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.50% of the SMI Fund’s average daily net assets through February 28, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended April 30, 2018)
	Three Months	Six Months	One Year	Five Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	-4.48%	0.75%	5.70%	3.01%	4.47%
Wilshire 5000® Total Market Index(b)	-5.34%	3.76%	12.95%	12.83%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	-1.05%	-1.87%	-0.32%	1.47%	1.62%
Weighted Index (c)	-3.63%	1.55%	7.55%	8.29%	8.77%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated April 27, 2018, were 1.35% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 28, 2019. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended April 30, 2018)
	Three Months	Six Months	One Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	-4.43%	2.16%	12.34%	4.00%
Wilshire 5000® Total Market Index(b)	-5.34%	3.76%	12.95%	10.01%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	-1.05%	-1.87%	-0.32%	1.05%
Weighted Index (c)	-3.63%	1.55%	7.55%	6.49%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated April 27, 2018, were 1.82% of average daily net assets (2.19% before fee waivers/expense reimbursements by the Adviser). All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.15% of the SMI 50/40/10 Fund’s average daily net assets through February 29, 2020. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three years following the date in which the expense was incurred, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged Indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. As of December 13, 2016, the Wilshire 5000 has replaced the S&P 500 as the Sound Mind Investing Fund’s primary benchmark. Given the allocation of the Sound Mind Investing Fund’s portfolio, the Adviser believes that the Wilshire 5000 provides a more accurate comparison.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of investments.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Fund Upgrading” strategy. The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a dynamic asset allocation investment strategy to achieve its investment objective. This is done by investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

DAA - Dynamic Asset Allocation strategy.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

●	50% - Dynamic Asset Allocation Strategy

●	40% - Fund Upgrading Strategy

●	10% - Sector Rotation Strategy

The Sector Rotation Strategy involves the Adviser selecting from a universe of mutual funds and exchange-traded funds (“ETFs”) it has compiled using proprietary methods. This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes both leveraged and non-leveraged funds. The Adviser ranks these funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more mutual funds or ETFs to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one underlying mutual fund or ETF.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited)

MUTUAL FUNDS – 77.70%	Shares	Fair Value
Aegis Value Fund, Inc.	186,510	$3,754,442
Allianz NFJ Dividend Value Fund, Institutional Class	200	2,998
Allianz NFJ Small-Cap Value Fund, Institutional Class	162	3,795
American Century Equity Income Fund, Investor Class	100	863
American Century International Discovery Fund, Institutional Class	250	4,376
AMG GW&K U.S. Small Cap Growth Fund, Institutional Class	100	512
Artisan International Small Cap Fund, Investor Class	150	3,541
Artisan International Value Fund, Investor Class	150	5,678
Artisan Mid Cap Value Fund, Investor Class	279	6,305
Artisan Small Cap Fund, Investor Class	125	4,223
BBH Core Select Fund, Class N	100	1,999
Berkshire Focus Fund	90,898	2,196,103
BlackRock International Opportunities Portfolio, Institutional Class	100	2,920
Bridgeway Small-Cap Growth Fund, Class N	205	5,729
Bridgeway Small-Cap Value Fund, Class N	179	4,792
Buffalo Small Cap Fund, Inc.	150	2,288
Calamos International Growth Fund, Institutional Class	102,819	2,229,109
Champlain Small Company Fund, Institutional Class	100	2,093
Chartwell Small Cap Value Fund	100	2,344
Columbia Acorn International Fund, Class Z	100	4,758
Columbia Acorn Select Fund, Class Z	150	2,472
Columbia Contrarian Core Fund, Class Z	91	2,297
Columbia Select Smaller-Cap Value Fund, Class R5	89,390	1,842,333
Columbia Small Cap Growth Fund I, Class Z	100	1,963
Davis Opportunity Fund, Class Y	100	3,852
Delaware Select Growth Fund, Institutional Class	100	4,154
Delaware Small Cap Value Fund, Institutional Class	100	6,806
Delaware Smid Cap Growth Fund, Institutional Class	173,495	5,376,614
Delaware Value Fund, Institutional Class	144	3,138
Deutsche Small Cap Core Fund, Institutional Class	52	1,620
DFA International Small Cap Value Portfolio, Institutional Class	100	2,290
DFA International Small Company Portfolio, Institutional Class	100	2,137
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	3,752
Dreyfus Opportunistic Small Cap Fund	100	3,725
Fairholme Fund	100	1,836
Fidelity Mid-Cap Stock Fund	150	5,757
Fidelity OTC Portfolio	69,156	7,893,433
Fidelity Select Brokerage & Investment Management Portfolio	24,415	1,917,783
Fidelity Select Defense and Aerospace Portfolio	14,902	2,540,812

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited) – (Continued)

MUTUAL FUNDS – 77.70% – continued	Shares	Fair Value
Fidelity Select Technology Portfolio	11,067	$1,879,712
Fidelity Small Cap Discovery Fund	100	2,961
Fidelity Small Cap Stock Fund	150	2,934
Fidelity Small Cap Value Fund	150	3,003
Franklin Small Cap Value Fund, Advisor Class	100	5,777
Hartford International Opportunities Fund (The), Class Y	248	4,393
Heartland Value Fund	100	4,152
Hennessy Focus Fund, Investor Class	50	4,306
Hodges Small Cap Fund, Institutional Class	404,122	8,296,621
Hotchkis and Wiley Mid-Cap Value Fund, Institutional Class	100	3,874
Invesco American Value Fund, Class R5	70,869	2,749,733
Janus Henderson Mid Cap Value Fund, Class T	200	3,308
Janus Henderson Overseas Fund, Class T	100	3,352
Janus Henderson Venture Fund, Class T	100	7,888
JOHCM International Select Fund, Institutional Class	100	2,349
JPMorgan Disciplined Equity Fund, Institutional Class	100	2,780
JPMorgan Mid Cap Value Fund, Institutional Class	100	3,967
JPMorgan Small Cap Equity Fund, Select Class	100	5,746
JPMorgan Small Cap Growth Fund, Class L	732,075	14,092,437
Kinetics Small Cap Opportunities Fund, Institutional Class (a)	33,351	1,900,000
Longleaf Partners Fund	150	3,990
Longleaf Partners International Fund	100	1,713
Longleaf Partners Small-Cap Fund	100	2,773
Lord Abbett Developing Growth Fund, Inc., Institutional Class (a)	177,102	5,178,455
MainStay MacKay U.S. Equity Opportunities Fund, Institutional Class	997,426	9,794,727
Mairs and Power Small Cap Fund	100	2,470
Marsico International Opportunities Fund	95,071	1,996,499
Miller Opportunity Trust, Institutional Class (a)	100	2,556
Morgan Stanley Growth Portfolio, Institutional Class	100	4,579
Morgan Stanley International Opportunity Portfolio, Class A	392,636	9,211,239
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	281,768	10,788,895
Neuberger Berman Genesis Fund, Institutional Class	100	5,756
Nicholas Fund, Inc.	50	3,098
Oakmark International Fund, Investor Class	150	4,262
Oakmark International Small Cap Fund, Institutional Class	150	2,612
Oakmark Select Fund, Institutional Class	150	6,770
Oppenheimer International Small-Mid Company Fund, Class Y	100	5,082
Oppenheimer Mid Cap Value Fund, Class Y	100	5,744
PRIMECAP Odyssey Aggressive Growth Fund	100	4,693

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited) – (Continued)

MUTUAL FUNDS – 77.70% – continued	Shares	Fair Value
PRIMECAP Odyssey Growth Fund	129,684	$5,044,713
Principal SmallCap Growth Fund I, Institutional Class	200	2,856
ProFunds Internet UltraSector ProFund, Investor Class	34,395	2,804,549
ProFunds Semiconductor UltraSector ProFund, Investor Class	38,019	2,151,519
ProFunds Technology UltraSector ProFund, Investor Class	21,717	2,455,339
Prudential Jennison International Opportunities Fund, Class Z	105,844	1,917,899
Royce Low-Priced Stock Fund, Investment Class	150	1,292
Royce Opportunity Fund, Investment Class	515,962	6,867,460
Royce Premier Fund, Investment Class	300	4,956
Royce Special Equity Fund, Institutional Class	150	2,966
T. Rowe Price Global Technology Fund	108,626	1,889,001
T. Rowe Price International Discovery Fund	75	5,463
T. Rowe Price Mid-Cap Growth Fund	50	4,474
T. Rowe Price New Horizons Fund	100	5,550
T. Rowe Price Small-Cap Value Fund	100	4,919
Thornburg Value Fund, Institutional Class	100	6,917
TIAA-CREF International Equity Fund, Institutional Class	100	1,332
Toreador Core Fund, Institutional Class	296,570	5,273,008
Touchstone Sands Capital Select Growth Fund, Class Y	100	1,628
Tweedy Browne Global Value Fund	150	4,377
Vanguard International Growth Fund, Admiral Class	128,902	12,709,746
Vanguard Strategic Equity Fund, Investor Class	100	3,391
Victory RS Small Cap Growth Fund, Class Y	100	8,806
Virtus KAR Small-Cap Growth Fund, Institutional Class	306,628	9,474,811
Wasatch Emerging Markets Small Cap Fund, Investor Class (a)	1,000	3,150
Wasatch International Growth Fund, Investor Class	150	5,364
Wasatch International Opportunities Fund, Institutional Class	1,000	3,520
Total Mutual Funds (Cost $129,810,220)		144,519,854

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited) – (Continued)

EXCHANGE-TRADED FUNDS – 21.76%	Shares	Fair Value
Alpha Architect U.S. Quantitative Value ETF	123,800	$3,683,037
First Trust Dow Jones Internet Index Fund (a)	13,000	1,609,920
iShares Edge MSCI USA Momentum Factor ETF	105,150	11,193,218
iShares Global Timber & Forestry ETF	33,500	2,691,725
iShares U.S. Broker-Dealers & Securities Exchanges ETF	33,800	2,224,378
PowerShares S&P 500 Equal Weight Technology ETF	20,615	3,112,453
PowerShares S&P SmallCap Health Care Portfolio	23,600	2,705,740
SPDR Dow Jones Industrial Average ETF	54,905	13,261,754
Total Exchange-Traded Funds (Cost $37,845,006)		40,482,225

MONEY MARKET FUNDS – 0.17%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.62% (b)	314,213	314,213
Total Money Market Funds (Cost $314,213)		314,213
Total Investments — 99.63% (Cost $167,969,439)		$185,316,292
Other Assets in Excess of Liabilities — 0.37%		684,841
NET ASSETS — 100.00%		$186,001,133

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited)

MUTUAL FUNDS – 0.93%	Shares	Fair Value
Gold Bullion Strategy Fund/The, Investor Class	60,870	$1,370,783
Total Mutual Funds (Cost $1,400,000)		1,370,783

EXCHANGE-TRADED FUNDS – 99.00%
iShares MSCI EAFE ETF (a)	770,200	54,483,947
PowerShares DB Gold Fund (a) (b)	950,500	39,502,780
SPDR S&P 500® ETF (a)	197,200	52,161,372
Total Exchange-Traded Funds (Cost $127,714,144)		146,148,099

MONEY MARKET FUNDS – 0.36%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.62% (c)	534,813	534,813
Total Money Market Funds (Cost $534,813)		534,813
Total Investments — 100.29% (Cost $129,648,957)		$148,053,695
Liabilities in Excess of Other Assets — (0.29)%		(429,871)
NET ASSETS — 100.00%		$147,623,824

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of April 30, 2018, the percentage of net assets invested in iShares MSCI EAFE ETF, PowerShares DB Gold Fund and SPDR S&P 500® ETF were 36.91%, 26.76% and 35.33%, respectively, of the Fund.

(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited)

MUTUAL FUNDS – 38.72%	Shares	Fair Value
Advisory Research International Small Cap Value Fund, Institutional Class	34,771	$500,000
Aegis Value Fund, Inc.	39,189	788,869
AllianzGI International Small-Cap Fund, Institutional Class	10,714	495,000
Berkshire Focus Fund	8,304	200,626
Delaware Smid Cap Growth Fund, Institutional Class	1,548	47,972
Fidelity Select Defense and Aerospace Portfolio	727	124,005
Fidelity Select Energy Portfolio	4,241	200,000
Fidelity Select Retailing Portfolio	1,390	200,000
Fidelity Select Software & IT Services Portfolio	691	119,201
Fidelity Select Technology Portfolio	650	110,423
Hodges Small Cap Fund, Institutional Class	39,076	802,224
Hotchkis and Wiley Mid-Cap Value Fund, Institutional Class	20,134	780,000
Invesco American Value Fund, Class R5	13,402	520,000
JPMorgan Small Cap Growth Fund, Class L	45,049	867,200
Kinetics Small Cap Opportunities Fund, Institutional Class (a)	15,798	900,000
Morgan Stanley International Opportunity Portfolio, Class A	32,600	764,797
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	28,890	1,106,189
Oakmark International Fund, Investor Class	50	1,421
Oppenheimer International Small-Mid Company Fund, Class Y	100	5,082
PRIMECAP Odyssey Aggressive Growth Fund	3,230	151,593
ProFunds Internet UltraSector ProFund, Investor Class	2,430	198,129
ProFunds Semiconductor UltraSector ProFund, Investor Class	37,477	2,120,821
ProFunds Technology UltraSector ProFund, Investor Class	1,068	120,778
Royce Opportunity Fund, Investment Class	100	1,331
T. Rowe Price Global Technology Fund	7,169	124,672
Toreador Core Fund, Institutional Class	39,995	711,115
Touchstone Sands Capital Institutional Growth Fund, Institutional Class	32,566	750,000
Vanguard International Growth Fund, Admiral Class	6,454	636,354
Virtus KAR Small-Cap Growth Fund, Institutional Class	31,376	969,514
Wasatch International Growth Fund, Investor Class	100	3,576
Total Mutual Funds (Cost $13,047,796)		14,320,892

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2018 (Unaudited) – (Continued)

EXCHANGE-TRADED FUNDS – 59.54%	Shares	Fair Value
Alpha Architect U.S. Quantitative Value ETF	3,000	$89,250
iShares Edge MSCI USA Momentum Factor ETF	10,150	1,080,468
iShares Global Timber & Forestry ETF	3,000	241,050
iShares MSCI EAFE ETF	92,435	6,538,851
iShares U.S. Broker-Dealers & Securities Exchanges ETF	3,000	197,430
PowerShares DB Gold Fund (a)	154,580	6,424,344
PowerShares S&P SmallCap Health Care Portfolio	2,100	240,765
SPDR Dow Jones Industrial Average ETF	2,890	698,051
SPDR S&P 500® ETF	24,625	6,513,559
Total Exchange-Traded Funds (Cost $19,846,520)		22,023,768

MONEY MARKET FUNDS – 2.42%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.62% (b)	895,594	895,594
Total Money Market Funds (Cost $895,594)		895,594
Total Investments — 100.68% (Cost $33,789,910)		$37,240,254
Liabilities in Excess of Other Assets — (0.68)%		(249,935)
NET ASSETS — 100.00%		$36,990,319

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2018 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Assets
Investments in securities at fair value (cost $167,969,439, $129,648,957 and $33,789,910)	$185,316,292	$148,053,695	$37,240,254
Receivable for fund shares sold	18,344	60,102	114,869
Receivable for investments sold	3,720,016	—	5,871,408
Dividends receivable	8,430	1,191	2,999
Prepaid expenses	27,129	27,837	26,730
Total Assets	189,090,211	148,142,825	43,256,260

Liabilities
Payable for fund shares redeemed	147,398	377,411	1,261
Payable for investments purchased	2,765,000	—	6,229,132
Payable to Adviser	154,678	123,755	16,679
Payable to Administrator	9,346	6,691	7,467
Payable to trustees	2,882	2,479	1,410
Other accrued expenses	9,774	8,665	9,992
Total Liabilities	3,089,078	519,001	6,265,941
Net Assets	$186,001,133	$147,623,824	$36,990,319

Net Assets consist of:
Paid-in capital	155,068,598	141,056,911	33,687,520
Accumulated net investment loss	(386,522)	(361,086)	(337,607)
Accumulated undistributed net realized gain (loss) from investments	13,972,204	(11,476,739)	190,062
Net unrealized appreciation on investments	17,346,853	18,404,738	3,450,344
Net Assets	$186,001,133	$147,623,824	$36,990,319
Shares outstanding (unlimited number of shares authorized, no par value)	15,592,056	12,584,470	3,841,125
Net asset value ("NAV"), offering and redemption price per share	$11.93	$11.73	$9.63

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF OPERATIONS
For the six months ended April 30, 2018 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$732,512	$1,464,377	$146,242
Total investment income	732,512	1,464,377	146,242

Expenses
Investment Adviser	971,268	792,522	119,358
Administration	23,875	19,679	7,134
Transfer agent	15,147	6,467	3,528
Fund accounting	13,233	10,907	1,570
Registration	13,226	13,412	11,959
Printing	13,167	10,180	3,066
Insurance	10,683	8,930	2,230
Audit and tax preparation	8,529	8,529	8,672
Legal	8,423	8,443	28,878
Custodian	7,815	4,212	2,092
Compliance	4,016	4,016	4,016
Trustee	4,001	3,878	3,168
Line of credit	3,207	2,651	373
Interest expense	1,207	431	236
Miscellaneous	21,237	17,036	5,838
Total expenses	1,119,034	911,293	202,118
Fees contractually waived by Adviser	—	—	(28,492)
Net operating expenses	1,119,034	911,293	173,626
Net investment income (loss)	(386,522)	553,084	(27,384)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	3,109,627	—	22,049
Net realized gain on investment securities transactions	11,629,565	593,006	893,071
Net change in unrealized appreciation (depreciation) on investment securities	(5,163,497)	192,134	364,304
Net realized and change in unrealized gain on investments	9,575,695	785,140	1,279,424
Net increase in net assets resulting from operations	$9,189,173	$1,338,224	$1,252,040

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(386,522)	$(811,053)
Long term capital gain dividends from investment companies	3,109,627	3,707,396
Net realized gain (loss) on investment securities transactions	11,629,565	17,916,976
Net change in unrealized appreciation (depreciation) of investment securities	(5,163,497)	17,865,419
Net increase in net assets resulting from operations	9,189,173	38,678,738

Distributions From
Net realized gains	(17,930,314)	—
Total distributions	(17,930,314)	—

Capital Transactions
Proceeds from shares sold	7,473,040	11,847,763
Reinvestment of distributions	17,486,000	—
Amount paid for shares redeemed	(26,781,139)	(48,640,819)
Proceeds from redemption fees (a)	—	649
Net decrease in net assets resulting from capital transactions	(1,822,099)	(36,792,407)
Total Increase (Decrease) in Net Assets	(10,563,240)	1,886,331

Net Assets
Beginning of period	196,564,373	194,678,042
End of period	$186,001,133	$196,564,373
Accumulated net investment income (loss)	$(386,522)	$—

Share Transactions
Shares sold	611,058	1,045,399
Shares issued in reinvestment of distributions	1,493,254	—
Shares redeemed	(2,206,380)	(4,260,796)
Net decrease in shares outstanding	(102,068)	(3,215,397)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI SMI DYNAMIC ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$553,084	$940,787
Net realized gain (loss) on investment securities transactions	593,006	(7,171,526)
Net change in unrealized appreciation (depreciation) of investment securities	192,134	18,122,234
Net increase in net assets resulting from operations	1,338,224	11,891,495

Distributions From
Net investment income	(1,496,250)	(414,783)
Total distributions	(1,496,250)	(414,783)

Capital Transactions
Proceeds from shares sold	11,099,834	18,896,033
Reinvestment of distributions	1,459,188	405,068
Amount paid for shares redeemed	(26,779,098)	(49,181,394)
Proceeds from redemption fees (a)	—	1,553
Net decrease in net assets resulting from capital transactions	(14,220,076)	(29,878,740)
Total Increase (Decrease) in Net Assets	(14,378,102)	(18,402,028)

Net Assets
Beginning of period	162,001,926	180,403,954
End of period	$147,623,824	$162,001,926
Accumulated net investment income (loss)	$(361,086)	$582,080

Share Transactions
Shares sold	928,318	1,689,987
Shares issued in reinvestment of distributions	122,108	38,214
Shares redeemed	(2,253,646)	(4,456,279)
Net decrease in shares outstanding	(1,203,220)	(2,728,078)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income loss	$(27,384)	$(33,430)
Long term capital gain dividends from investment companies	22,049	85,188
Net realized gain on investment securities transactions	893,071	349,690
Net change in unrealized appreciation of investment securities	364,304	2,833,847
Net increase in net assets resulting from operations	1,252,040	3,235,295

Distributions From
Net investment income	(227,964)	(48,002)
Net realized gains	(310,556)	—
Total distributions	(538,520)	(48,002)

Capital Transactions
Proceeds from shares sold	4,773,047	6,814,504
Reinvestment of distributions	518,422	46,319
Amount paid for shares redeemed	(4,329,227)	(6,405,146)
Proceeds from redemption fees (a)	—	1,251
Issued in connection with Fund merger (b)	13,307,786	—
Net increase in net assets resulting from capital transactions	14,270,028	456,928
Total Increase in Net Assets	14,983,548	3,644,221

Net Assets
Beginning of period	22,006,771	18,362,550
End of period	$36,990,319	$22,006,771
Accumulated net investment loss	$(337,607)	$(82,259)

Share Transactions
Shares sold (c)	565,251	(771,162)
Shares issued in reinvestment of distributions (c)	53,608	5,561
Shares redeemed (c)	(433,424)	(736,085)
Issued in connection with Fund merger (b)	1,373,960	—
Net increase in shares outstanding	1,559,395	40,638

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.
(b)	See Note 1 of the Notes to the Financial Statements.
(c)	As described in Note 1 of the Notes to the Financial Statements, the share amounts have been adjusted for a stock split that occurred on April 27, 2018.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2018 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.52

Income from investment operations:
Net investment income (loss) (a)	(0.02)
Net realized and unrealized gain	0.60
Total from investment operations	0.58

Less Distributions to Shareholders:
From net investment income	—
From net realized gain	(1.17)
Total distributions	(1.17)
Paid in capital from redemption fees	—
Net asset value, end of period	$11.93

Total Return (e)	4.83	%(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$186,001
Ratio of expenses to average net assets (g)	1.15	%(i)
Ratio of expenses to average net assets excluding interest expense (g)(h)	1.15	%(i)
Ratio of net investment income (loss) to average net assets (a)(j)	(0.40	)%(i)
Portfolio turnover rate	65.63	%(f)

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)

The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Resulted in less than $0.005 per share.
(d)	Redemption fee resulted in less than $0.005 per share.
(e)	Total return in the above table represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not Annualized.
(g)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(h)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(i)	Annualized.
(j)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

$10.30	$11.76	$13.94	$14.47	$11.36

(0.05)	0.01	(0.08)	(0.09)	(0.05)
2.27	0.04 (b)	0.16	1.12	3.66
2.22	0.05	0.08	1.03	3.61

—	—	(0.07)	(0.05)	— (c)
—	(1.51)	(2.19)	(1.51)	(0.50)
—	(1.51)	(2.26)	(1.56)	(0.50)
— (d)	— (d)	— (d)	— (d)	— (d)
$12.52	$10.30	$11.76	$13.94	$14.47

21.55%	0.55%	0.16%	7.38%	33.01%

$196,564	$194,678	$227,339	$282,670	$293,035
1.15%	1.16%	1.14%	1.09%	1.17%
1.15%	1.15%	1.13%	1.11%	1.17%
(0.41)%	0.15%	(0.59)%	(0.64)%	(0.41)%
176.40%	131.40%	216.17%	135.60%	93.59%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2018 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$11.75

Income from investment operations:
Net investment income (b)	0.04
Net realized and unrealized gain (loss)	0.05
Total from investment operations	0.09

Less Distributions to Shareholders:
From net investment income	(0.11)
From net realized gains	—
Total distributions	(0.11)
Paid in capital from redemption fees	—
Net asset value, end of period	$11.73

Total Return (d)	0.75	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$147,624
Ratio of expenses to average net assets (f)	1.15	%(h)
Ratio of expenses to average net assets excluding interest expense (f)(g)	1.15	%(h)
Ratio of net investment income to average net assets (b)(i)	0.70	%(h)
Portfolio turnover rate	26.92	%(e)

(a)	For the period February 28, 2013 (the date the Fund commenced operations) through October 31, 2013.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(h)	Annualized
(i)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013(a)

$10.92	$10.99	$11.81	$10.95	$10.00

0.07	0.09	0.19	0.23	0.05
0.79	(0.02)	(0.69)	0.81	0.90
0.86	0.07	(0.50)	1.04	0.95

(0.03)	(0.14)	(0.23)	(0.18)	—
—	—	(0.09)	—	—
(0.03)	(0.14)	(0.32)	(0.18)	—
— (c)	— (c)	— (c)	— (c)	—	(c)
$11.75	$10.92	$10.99	$11.81	$10.95

7.87%	0.62%	(4.52)%	9.64%	9.50	%(e)

$162,002	$180,404	$197,539	$147,003	$68,290
1.16%	1.15%	1.15%	1.20%	1.30	%(h)
1.15%	1.15%	1.15%	1.20%	1.30	%(h)
0.57%	0.80%	1.62%	2.13%	0.94	%(h)
247.10%	151.88%	248.18%	134.71%	68.64	%(e)

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2018 (Unaudited)
Selected Per Share Data: (b)
Net asset value, beginning of period	$9.65

Income from investment operations:
Net investment income (loss) (c)	(0.01	)(d)
Net realized and unrealized gain (loss)	0.22
Total from investment operations	0.21

Less Distributions to Shareholders:
From net investment income	(0.10)
From return of capital	(0.13)
Total distributions	(0.23)
Paid in capital from redemption fees	—
Net asset value, end of period	$9.63

Total Return (f)	2.16	%(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$36,990
Ratio of expenses to average net assets (h)	1.45	%(j)
Ratio of expenses to average net assets excluding interest expense (h)(i)	1.45	%(j)
Ratio of expenses to average net assets before waiver and reimbursement (h)	1.69	%(j)
Ratio of net investment income (loss) to average net assets (c)(k)	(0.23	)%(j)
Portfolio turnover rate	70.99	%(g)

(a)	For the period April 29, 2015 (the date the Fund commenced operations) through October 31, 2015.
(b)	As described in Note 1 of the Notes to the Financial Statements, the per share amounts have been adjusted for a stock split that occurred on April 27, 2018.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Per share net investment income has been determined on the basis of average shares outstanding during the period.
(e)	Amount is less than $0.005 per share.
(f)	Total return in the above table represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(g)	Not annualized.
(h)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(i)	These ratios do not include the effects of line of credit interest expense and borrowing costs.
(j)	Annualized.
(k)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(a)

$8.20	$8.13	$8.83

(0.01)	0.03	—	(e)
1.49	0.08	(0.70)
1.48	0.11	(0.70)

(0.03)	(0.04)	—
—	—	—
(0.03)	(0.04)	—
— (e)	— (e)	—	(e)
$9.65	$8.20	$8.13

17.99%	1.44%	(8.00	)%(g)

$22,007	$18,363	$13,147
1.46%	1.45%	1.45	%(j)
1.45%	1.45%	1.45	%(j)
1.56%	1.76%	2.75	%(j)
(0.17)%	0.30%	(0.09	)%(j)
212.36%	146.24%	184.30	%(g)

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Dynamic Allocation Fund and SMI 50/40/10 Fund (formerly the SMI Conservative Allocation Fund) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Dynamic Allocation Fund and SMI 50/40/10 Fund seek total return.

At the close of business on April 27, 2018, the SMI Conservative Allocation Fund acquired all of the assets and assumed all of the liabilities of the previous SMI 50/40/10 Fund (the “Former 50/40/10 Fund” or “Accounting Survivor”), pursuant to an agreement and plan of reorganization approved by the Board of Trustees on December 12, 2017. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 2,169,930 shares of the Former 50/40/10 Fund (valued at $23,793,687) for 2,456,576 shares of the SMI Conservative Allocation Fund outstanding on April 27, 2018. Upon completion of this exchange, the SMI Conservative Allocation Fund changed its name to the SMI 50/40/10 Fund and assumed the accounting and performance history of the Former 50/40/10 Fund along with adopting the investment strategies that were employed by the Former 50/40/10 Fund. For financial reporting purposes, assets received and shares issued by the SMI Conservative Allocation Fund were recorded at fair value, however, the identified cost of the investments received from the Former 50/40/10 Fund were carried forward to align ongoing reporting for the Accounting Survivor’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the SMI Conservative Allocation Fund immediately before the acquisition were $13,307,786. The aggregate net assets of the Former 50/40/10 Fund at April 27, 2018 of $23,793,687 including $2,713,961 of unrealized appreciation, were combined with those of the SMI Conservative Allocation Fund, resulting in combined aggregate net assets of $37,101,473.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the semi-annual reporting period of the Accounting Survivor, the pro forma results of operations for the six months ended April 30, 2018, were as follows:

Net investment income	$80,146
Net realized and change in unrealized gain on investments	4,396,672
Net increase in net assets resulting from operations	$4,476,818

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 1. ORGANIZATION – (Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the SMI Conservative Fund that have been included in the Accounting Survivor’s statement of operations since April 27, 2018.

Effective April 27, 2018, the Former SMI 50/40/10 Fund underwent a 1.132099-for-1 split. The effect of the share split transaction was to multiply the number of outstanding shares of the Former SMI 50/40/10 Fund by the split factor, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Former SMI 50/40/10 Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share split.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services- Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2018, the Funds did not incur any interest or penalties.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Expenses – Expenses incurred by the Trust, or at the fund complex level, that do not relate to a specific fund are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the net asset value (“NAV”) provided by the pricing service of the funds. These securities are categorized as level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair-value pricing may also be used in instances when the bonds in which the Funds may invest default or otherwise cease to have market quotations readily available.

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$144,512,591	$7,263	$—	$144,519,854
Exchange-Traded Funds	40,482,225	—	—	40,482,225
Money Market Funds	314,213	—	—	314,213
Total Investments	$185,309,029	$7,263	$—	$185,316,292

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,370,783	$—	$—	$1,370,783
Exchange-Traded Funds	146,148,099	—	—	146,148,099
Money Market Funds	534,813	—	—	534,813
Total Investments	$148,053,695	$—	$—	$148,053,695

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$14,320,892	$—	$—	$14,320,892
Exchange-Traded Funds	22,023,768	—	—	22,023,768
Money Market Funds	895,594	—	—	895,594
Total Investments	$37,240,254	$—	$—	$37,240,254

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. The transfers from Level 1 to Level 2 represent securities which were valued using observable inputs of a similar asset at the end of the period that were not at the beginning of the period. The transfers from Level 2 to Level 1 represent securities which were valued using unadjusted quoted prices at the end of the period that were not at the beginning of the period. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of April 30, 2018 based on input levels assigned at October 31, 2017:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
SMI Fund
Mutual Funds	$7,263	$2,752,589

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Adviser is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
$1 – $100 million	1.00%	1.00%	0.90%
$100,000,001 – $250 million	1.00%	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.90%	0.70%
Over $500 million	0.80%	0.80%	0.60%
Management fees earned	$971,268	$792,522	$119,358
Fees waived by Adviser	—	—	(28,492)

Management fees for the Former 50/40/10 Fund were 1.00% for the first $250 million in average daily net assets, 0.90% for the next $250 million in average daily net assets and 0.80% for average daily net assets over $500 million, prior to April 30, 2018.

The Adviser contractually has agreed to waive its management fee and reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, and 1.15% with respect to the SMI 50/40/10 Fund. The contractual arrangement for the SMI Fund and the SMI Dynamic Allocation Fund is in place through February 28, 2019. The contractual arrangement for the SMI 50/40/10 Fund is in place through February 29, 2020. Prior to April 30, 2018, the Former 50/40/10 Fund’s expenses were limited to 1.45% of the Former 50/40/10 Fund’s average daily net assets.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date in which that particular waiver or expense reimbursement occurred, provided that such Fund is able to make the repayment without exceeding the expense limitation that is in effect at the repayment or at the time of the waiver or expense reimbursement, whichever is lower.

As of April 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $231,644 from SMI 50/40/10 Fund, pursuant to the aforementioned conditions, no later than April 30, 2021.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), to provide the Funds with administration, compliance, fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. For the six months ended April 30, 2018, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2018 were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Administration expenses	$23,875	$19,679	$7,134
Compliance expenses	4,016	4,016	4,016
Fund accounting expenses	13,233	10,907	1,570
Transfer agent expenses	15,147	6,467	3,528
Payable to Administrator	9,346	6,691	7,467

There were no payments made to the Distributor by the Funds for the six months ended April 30, 2018.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 5. INVESTMENTS

For the six months ended April 30, 2018, purchases and sales of investment securities, other than short- term investments were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Purchases
Other	$127,677,174	$42,098,484	$19,463,468
Sales
Other	$141,638,845	$54,803,188	$18,113,359

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2018.

NOTE 6. LINE OF CREDIT

During the six months ended April 30, 2018, the Trust, on behalf of the Funds, entered into in a short- term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on February 1, 2019. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 10% of a Fund’s daily market value or $5 million at an interest rate of LIBOR plus 150 basis points, 3.39% as of April 30, 2018. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 6. LINE OF CREDIT – (Continued)

As of April 30, 2018, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$1,253,571	2.98%	14	$1,207	$2,150,000
SMI Dynamic Allocation Fund	489,063	3.15%	16	431	1,500,000
SMI 50/40/10 Fund	328,125	3.06%	8	236	1,050,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the six months ended April 30, 2018, that a Fund utilized the Line of Credit.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2018, National Financial Services Corporation (“NFS”) for the benefit of others, held 25% and 35% of the SMI Fund and SMI Dynamic Allocation Fund, respectively. It is not known whether NFS or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Funds.

NOTE 8. FEDERAL TAX INFORMATION

At April 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Gross appreciation	$18,082,245	$19,435,307	$3,639,655
Gross (depreciation)	(736,920)	(1,030,569)	(191,031)
Net appreciation on investments	$17,345,325	$18,404,738	$3,448,624
Tax cost of investments	$167,970,967	$129,648,958	$33,791,630

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 8. FEDERAL TAX INFORMATION – (Continued)

The tax characterization of distributions for the fiscal year ended October 31, 2017, was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Distributions paid from:*
Ordinary income	$—	$414,783	$34,523
Total taxable distributions	$—	$414,783	$34,523
Tax return of capital	—	—	13,479
Total distributions paid	$—	$414,783	$48,002

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At October 31, 2017, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Accumulated undistributed ordinary income	$6,624,525	$582,080	$—
Accumulated undistributed long-term capital gains	10,540,329	—	—
Accumulated capital and other losses	—	(12,069,745)	(495,041)
Unrealized appreciation (depreciation)	22,508,822	18,212,604	3,084,320
	$39,673,676	$6,724,939	$2,589,279

At October 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

At October 31, 2017, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	SMI Dynamic Allocation Fund		SMI 50/40/10 Fund
	Short-Term	Long-Term	Short-Term	Long-Term
Non-Expiring	$10,605,086	$1,464,659	$412,782	$—

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2017, the SMI Fund and SMI 50/40/10 Fund utilized $3,359,621 and $447,277, respectively of their capital loss carryforwards.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018 (Unaudited) – (Continued)

NOTE 8. FEDERAL TAX INFORMATION – (Continued)

For the tax year ended October 31, 2017, the following Funds deferred late year ordinary losses of:

Qualified Late Year Ordinary Losses
SMI 50/40/10 Fund	$82,259

NOTE 9. COMMITMENTS AND CONTIGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 10. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

NOTE 11. PROXY VOTING RESULTS

On April 24, 2018, a special meeting of the shareholders of the Former 50/40/10 Fund was held at the offices of the Trust for the purpose of approving an agreement and plan of reorganization by and between the Former 50/40/10 Fund and the SMI Conservative Allocation Fund and to transact such other business as may properly come before the special meeting and any postponement or adjournment thereof.

Below are the voting results for the Former 50/40/10 Fund from the special meeting:

To approve an agreement and plan of reorganization by and between the Former 50/40/10 Fund and the SMI Conservative Allocation Fund, providing for the reorganization of the Former 50/40/10 Fund with and into the SMI Conservative Allocation Fund.

For	Against	Abstain
1,335,885	—	106

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2017 through April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SMI Fund	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period November 1, 2017 – April 30, 2018 (a)
Actual	$1,000.00	$1,048,30	$5.85
Hypothetical (b)	$1,000.00	$1,019.08	$5.77

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

SMI Dynamic Allocation Fund	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period November 1, 2017 – April 30, 2018 (a)
Actual	$1,000.00	$1,007.50	$5.73
Hypothetical (b)	$1,000.00	$1,019.09	$5.76

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SMI 50/40/10 Fund	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period November 1, 2017 – April 30, 2018 (a)
Actual	$1,000.00	$1,021.60	$7.28
Hypothetical (b)	$1,000.00	$1,017.59	$7.27

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

At a meeting held on December 12, 2017, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “SMI Agreements”) between Valued Advisers Trust (the “Trust”) and SMI Advisory Services, LLC (“SMI”) with respect to the Sound Mind Investing Fund, the SMI Dynamic Allocation Fund, the SMI Conservative Allocation Fund, the SMI Bond Fund, and the SMI 50/40/10 Fund (the “SMI Funds”). SMI provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between SMI and the Trust with respect to the SMI Funds. They reflected upon the Board’s prior experience with SMI in managing the SMI Funds, as well as their earlier discussion with the representatives of SMI. Counsel directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the SMI Agreements. Trust counsel discussed with the Trustees the types of information and factors that they should consider when considering the renewal of the SMI Agreements, including: (i) the nature, extent, and quality of the services to be provided by SMI; (ii) the investment performance of the SMI Funds; (iii) the costs of the services to be provided and anticipated profits to be realized by SMI from its relationship with the SMI Funds; (iv) the extent to which economies of scale would be realized if the SMI Funds grow and whether the advisory fee structure reflects those economies of scale for the benefit of the SMI Funds’ investors; and (v) SMI’s practices regarding possible conflicts of interest and potential benefits derived from its relationship with the SMI Funds.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished by SMI and trust management for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including (i) reports regarding the services and support provided to the SMI Funds and their shareholders by SMI; (ii) quarterly assessments of the investment performance of the SMI Funds by personnel of SMI; (iii) commentary on the reasons for the performance; (iv) presentations by SMI addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the SMI Funds and SMI; (vi) disclosure information contained in the registration statement of the Trust for the SMI Funds and the Form ADV of SMI; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the SMI Agreements. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about SMI, including its financial information; a description of its personnel and the services it provides to the SMI Funds; information on SMI’s investment advice and performance; summaries of the SMI Funds’ expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the SMI Funds; and (c) the benefits to be realized by SMI from its relationship with the SMI Funds. The Board did not identify any particular information that was most relevant to its consideration of the SMI Agreements and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by SMI. In this regard, the Board considered SMI’s responsibilities under the SMI Agreements. The Trustees considered the services being provided by SMI to the SMI Funds, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the investment objectives and limitations,

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

its coordination of services for the SMI Funds among the service providers to the SMI Funds and its efforts to promote the SMI Funds and grow their assets. The Trustees considered SMI’s continuity of, and commitment to retain, qualified personnel and SMI’s commitment to maintain and enhance its resources and systems. The Trustees considered SMI’s personnel, including the education and experience of SMI’s personnel. After considering the foregoing information and further information in the Meeting materials provided by SMI (including SMI’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by SMI were satisfactory and adequate for the SMI Funds.

2.

Investment Performance of the SMI Funds and SMI. In considering the investment performance of the SMI Funds and SMI, the Trustees compared the performance of the SMI Funds with the performance of funds in the same Morningstar category, as well as with peer group data. They also compared the performance of the SMI Funds to the performance of composites of separately managed accounts (“SMAs”) utilizing the same strategies utilized by the SMI Funds. The Trustees also considered the consistency of SMI’s management of the SMI Funds with each of the SMI Fund’s investment objective, strategies, and limitations. The Trustees noted that the performance of each of the various SMA strategies was comparable to the performance of the applicable SMI Fund(s) using those strategies. They considered the explanations provided by SMI regarding the reasons for differences in performance, and determined them to be reasonable. The Trustees noted and gave significant consideration to SMI’s view that the “upgrading” strategy utilized by the Sound Mind Investing Fund did not allow it to be appropriately compared to any particular peer category, although data for the Morningstar category was reviewed and considered. The Trustees observed that the Sound Mind Investing Fund underperformed compared to its category for the year-to-date, one year, three year, five year, and ten year periods ended September 30, 2017, but outperformed for the one month and three month periods. They also noted that the Sound Mind Investing Fund performed below its benchmarks for the one year, three year, and five year periods. The Trustees observed that the SMI Conservative Allocation Fund performed below the average and median performance measures for its peer category during the most recent one month, three month, year-to-date, one year, and three year periods ended September 30, 2017. For the five year period, they noted that the SMI Conservative Allocation Fund’s performance was comparable to the category average and median. They also noted that the SMI Conservative Allocation Fund outperformed as compared to its peer group for the three month, year-to-date, and five year periods, while it underperformed for the one month, one year, and three year periods. The Trustees noted that the equity portion of the SMI Conservative Allocation Fund utilized the “upgrading” strategy of the Sound Mind Investing Fund and that, as such, there was likely an impact on the performance of the SMI Conservative Allocation Fund. With respect to the SMI Dynamic Allocation Fund, the Trustees noted that the fund performed below the category average and median for all periods ended September 30, 2017. They also noted that the SMI Dynamic Allocation Fund performed comparably to its peer group for the year-to-date period, but underperformed for all other periods presented. The Trustees observed that the SMI 50/40/10 Fund underperformed as compared to its category average and median for the one year period ended September 30, 2017, but had outperformed the category for the one month, three month, and year-to-date periods. As compared to its peer group, the Trustees noted that the SMI 50/40/10 Fund had outperformed for all periods presented. The Trustees observed that the SMI Bond Fund had performed below its category average and median

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

for the one month, three month, year-to-date, and one year periods ended September 30, 2017. They also observed that the SMI Bond Fund had performed comparably to its peer group average and median for the three month period, had outperformed for the year-to-date period, and underperformed for the one month and one year periods ended September 30, 2017. After reviewing and discussing the investment performance of the SMI Funds further, SMI’s experience managing the SMI Funds, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the SMI Funds was acceptable.

3.

The costs of the services to be provided and profits to be realized by SMI from the relationship with the SMI Funds. In considering the costs of services to be provided and the profits to be realized by SMI from the relationship with the SMI Funds, the Trustees considered: (1) SMI’s financial condition; (2) asset levels of the SMI Funds; (3) the overall expenses of the SMI Funds; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by SMI regarding its profits associated with managing the SMI Funds. The Trustees also considered potential benefits for SMI in managing the SMI Funds. The Trustees then compared the fees and expenses of the SMI Funds (including the management fee) to other comparable mutual funds, including each of the SMI Fund’s Morningstar category averages, and each of the SMI Fund’s peer group averages. The Trustees noted that the Sound Mind Investing Fund’s management fee and net expense ratio were higher than the Morningstar category average and median, but were very comparable to the ratios of the fund considered by SMI to be the closest competitor. With respect to the SMI Conservative Allocation Fund and the SMI Dynamic Allocation Fund, the Trustees observed that the management fees were higher than the category average and median, while the net expense ratios were slightly higher than the category average and median. They also noted that the SMI Conservative Allocation Fund’s management fee and net expense ratio were lower than those of its peer group, and the SMI Dynamic Allocation Fund’s management fee was very comparable to its peer group, while its net expense ratio was lower than the average of its peer group. With respect to the SMI Bond Fund, the Trustees observed that the management fee was slightly higher than the category average, but the net expense ratio was lower than the category average. They also noted that the management fee was equal to the peer group average, and the net expense ratio was lower than the peer group average. With respect to the SMI 50/40/10 Fund, the Trustees noted that both the management fee and net expense ratio were higher than the category average and median. They noted that the management fee was higher than the peer group average and median, and the net expense ratio was equal to the median but higher than the peer group average. In light of the unique services rendered to the SMI Funds by SMI, the view of SMI that the categorization with respect to the Sound Mind Investing Fund did not provide an appropriate peer group for a comparison, the profits realized by SMI in managing the SMI Funds, and all other facts and circumstances they deemed relevant, the Trustees concluded that the management fees paid by the SMI Funds were fair and reasonable in relation to the nature and quality of the services provided by SMI.

4.

The extent to which economies of scale would be realized as the SMI Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the SMI Funds’ investors. In this regard, the Trustees considered the fee arrangements with SMI for the SMI Funds. The Trustees considered that the management fee for each of the SMI Funds has breakpoints that would allow shareholders to realize economies of scale as assets grow. The Trustees noted that none of the SMI Funds were currently at an

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

asset level to take advantage of the breakpoints; however, the Board also noted the expense limitation arrangements in place with respect to each of the SMI Funds, and that each SMI Fund’s shareholders had experienced benefits from those arrangements. In light of its ongoing consideration of the asset levels of each of the SMI Funds, expectations for growth, and fee levels, the Board determined that the fee arrangements for each of the SMI Funds, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by SMI.

5.

Possible conflicts of interest and benefits to SMI. In considering SMI’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the SMI Funds; the basis of decisions to buy or sell securities for the SMI Funds; and the substance and administration of SMI’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to SMI’s potential conflicts of interest. The Board noted that SMI recently launched its separately managed account (“SMA”) product, and that if an SMI Fund is owned within an SMA, the SMA will not charge a management fee for those assets invested in an SMI Fund. The Board also noted that SMI does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the SMI Funds. Based on the foregoing, the Board determined that SMI’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the SMI Agreements between the Trust and SMI.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances and account transactions

• account transactions, transaction or loss history and purchase history

• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-764-3863

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial
Officer and Treasurer

Carol J. Highsmith, Vice President and Secretary

Brandon R. Kipp, Chief Compliance Officer

Matthew J. Miller, Vice President

INVESTMENT ADVISER

SMI Advisory Services, LLC

4400 Ray Boll Blvd.

Columbus, IN 47203

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX) SMI DYNAMIC ALLOCATION FUND (SMIDX) SMI 50/40/10 FUND (SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2018

Funds’ Adviser: SMI Advisory Services, LLC 4400 Ray Boll Blvd. Columbus, IN 47203 (877) 764-3863 (877) SMI-FUND www.smifund.com

Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)	(1)	Not Applicable – filed with annual report

	(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	6/29/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	6/29/18

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	6/29/18